UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1: Report to Shareholders

Parnassus Funds Annual Report

December 31, 2020

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Annual Report • 2020

February 5, 2021

Dear Shareholder,

This past year was one of profound loss. The lives cut short by the pandemic amount to nearly two million worldwide and 400,000 in our country alone. Our hearts go out to the families and friends impacted by these deaths, and our gratitude goes out to the medical workers without whom these numbers would be even bigger. We feel for those suffering financial insecurity due to job loss, for business owners whose dreams were shattered and for the widespread mental toll caused by anxiety and isolation. It was a very difficult year for so many people; I hope this experience increases our compassion as a nation and world.

Despite the heartbreaking losses, 2020 was also a year of gains and growth. Most notable and relevant for this report are the fantastic gains made in financial markets. After crashing in the early weeks of the pandemic, stocks surged to record highs by the end of the year. The S&P 500 Index returned 18.40% in 2020, just outpacing the 17.10% gain for the Russell Midcap Index. Even more impressive was the 35.59% return posted by the Russell Midcap Growth Index. As one would expect given its category, the Parnassus Mid Cap Growth Fund had our highest return for the year. The Parnassus Fixed Income Fund – Investor Shares didn’t gain as much as our stock funds, but its 7.91% return was enough to beat its benchmark, the Bloomberg Barclays Aggregate Bond Index. 2020 was a good year to be invested, a rare bright spot for an otherwise challenging chapter in our lives.

Parnassus Endeavor Fund

On the basis of returns relative to benchmarks, our best offering by far for 2020 was the Parnassus Endeavor Fund – Investor Shares – its 27.42% total return beat the S&P 500 by a convincing 9.02%. Jerry Dodson was the lead portfolio manager of the Parnassus Endeavor Fund from its inception in 2005 through the end of 2020. Jerry founded Parnassus Investments in 1984, and will continue to serve as our Chairperson.

I’m so happy for Jerry that his final year as a portfolio manager was so successful. I was raised in Boston with stories of local sports legends, so naturally I told Jerry that his swan song was reminiscent of the great Celtic, Bill Russell, who won his 11th championship in his 13th and final season, and Red Sox star, Ted Williams, who belted a home run in his last at-bat. Jerry has never dunked a basketball or hit a baseball 400 feet, but in the arena of investments, there are few who have done what Jerry Dodson has in his remarkable 35-year career.

As important as Jerry has been to the success of the Parnassus Endeavor Fund, he did not do it alone. Since 2017, portfolio manager Billy Hwan has been by Jerry’s side, co-managing the fund and learning as much as he could. Billy joined Parnassus in 2012 with an already-stellar resume, highlighted by an undergraduate degree from Stanford, two master’s degrees and work experience at Dodge & Cox, an elite value investment firm in San Francisco. Billy will stay on as portfolio manager of the Parnassus Endeavor Fund, providing continuity for shareholders, and he’ll continue to receive the support of our deep and talented investment team. I’m confident that the Parnassus Endeavor Fund is in good hands.

Annual Report • 2020

New Hire

We made one new hire during the fourth quarter. Claire Kurmel is our new Head of Marketing Strategy. Prior to joining Parnassus, Claire worked in marketing at Matthews Asia, and before that she worked at State Street Global Advisors, BlackRock and Barclays Global Investors. Claire earned a bachelor’s degree in visual communications from California State University, Chico, and a master’s degree in business administration from the University of California, Davis. Outside of work, Claire enjoys hiking, cooking and connecting with her family and friends.

Thank you for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Annual Report • 2020

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2020, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $53.65. After taking dividends into account, the total return for the year was a gain of 21.19%. This compares to a total return of 18.40% for the S&P 500 Index (“S&P 500”) and a gain of 4.43% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper average”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper average. The returns are for the one-, three-, five- and ten-year periods. We are pleased to report that the Fund outperformed the S&P 500 and the Lipper average for all time periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Core Equity Fund – Investor Shares	21.19	16.49	15.27	13.96	0.86	0.86

Parnassus Core Equity Fund – Institutional Shares	21.47	16.76	15.51	14.19	0.63	0.63

S&P 500 Index	18.40	14.18	15.22	13.88	NA	NA

Lipper Equity Income Funds Average	4.43	6.46	9.88	9.79	NA	NA

The average annual total return for the Parnassus Core Equity Fund – Institutional Shares from commencement (April 28, 2006) was 11.65%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Core Equity Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.86% of net assets for the Parnassus Core Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Core Equity Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

2020 was a year that exemplified how it’s often only when we lose essential and sacred things, such as family, friends, economic security or personal freedoms, that we truly appreciate them. It could take many years to repair the social and economic damage that has occurred. We hope that in the wake of 2020, there is a movement to build a more resilient, inclusive and sustainable society.

We’re humbly pleased to report that the Parnassus Core Equity Fund – Investor Shares had a strong gain of 21.19% for 2020 and significantly outperformed the 18.40% return for the S&P 500. Overall, stock selection and sector allocation were both positive contributors during the year, adding 152 and 163 basis points, respectively. (One basis point is 1/100th of one percent.) The Fund’s strongest stock selection was in the industrials sector, led by FedEx and John Deere. Stock selection in the technology sector was also positive, driven by the software and semiconductor subgroups. Positive sector allocation, especially our zero-weight in energy and utilities, also helped our performance.

While the Fund had a strong year, it still had three stocks that trimmed the NAV by at least 170 basis points. Food service distributor Sysco reduced the Fund’s performance by 230 basis points, with a loss of 58.8%* to our average selling price. The COVID-19 pandemic created a challenging environment for Sysco’s customers. Many of the company’s higher-margin independent restaurants are likely to close permanently due to shelter-in-place restrictions, and many of its hotel and educational customers are closed

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2020

indefinitely. We decided to sell the stock, as the company faces a long road to recovery.

Media conglomerate Disney reduced the Fund’s performance by 189 basis points, as the stock returned negative 20.1% to our average selling price. The company faced existential challenges this year as the pandemic decimated their parks and resorts business. Meanwhile, Disney’s streaming content business is consuming capital without a promise of near-term returns. We decided to exit our investment.

Bank of America reduced the Fund’s return by 170 basis points, as the stock’s total return to our average selling price was negative 35.2%. The shares fell as investors worried that the regional lockdowns and job losses caused by COVID-19 would increase credit losses, while the Federal Reserve’s interest rate cuts and quantitative easing in response to the crisis would decrease net interest revenue. We decided to exit our position because we fear these impacts will linger.

The Fund’s three largest winners were led by Amazon, which contributed 360 basis points to the Fund, with a total return of 82.5% from our average purchase price. Amazon’s e-commerce business benefited significantly from the pandemic, as consumers shifted purchases to Amazon that were previously made in-store at other retailers. The company’s higher margin cloud computing and advertising businesses also executed well, and remain compelling growth opportunities.

While there is still room to improve, we’ve been pleased with Amazon’s continued focus and engagement on ESG topics, evidenced by their steps to protect workers during COVID-19, investing in supplies and education in local communities, and increased sustainability in products and packaging. We’re excited to see Amazon’s continued ESG progress, innovation and growth in 2021.

Microsoft added 315 basis points to the Fund’s return with a 42.5% gain in 2020. The mission-critical nature of the company’s products was rewarded by strong, resilient financial results throughout the year. The strategic relevance of Microsoft is increasing as cloud and digital capabilities become table stakes for the global economy.

NVIDIA, a leading provider of computing solutions, added 297 basis points to the Fund’s return with a 122.3% gain. The company’s outperformance was driven by incredible feats of innovation, coupled with the accelerating demand for computing across the economy. NVIDIA’s latest products pushed the frontier of computing performance, and strong market adoption has led to record sales. The company is uniquely positioned to increase its share of one of the economy’s most valuable markets.

Annual Report • 2020

Parnassus Core Equity Fund

As of December 31, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	5.7%

Amazon.com Inc.	5.1%

Comcast Corp., Class A	4.3%

Danaher Corp.	4.0%

Applied Materials Inc.	3.9%

Deere & Co.	3.8%

Verizon Communications Inc.	3.6%

Mastercard Inc., Class A	3.3%

CME Group Inc.	3.2%

Linde plc	3.2%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

A once-in-a-century pandemic shook the world in 2020, causing the global economy to experience the deepest and fastest recession since World War II. The tragic suffering and loss of life caused by this pandemic, combined with the collapse in economic activity, has inflicted a deep financial and emotional wound upon society.

Despite this, the S&P 500 recovered to all-time highs by the end of the year. The stock market seemed unfazed in the closing weeks of 2020, even as coronavirus trends worsened and restrictions on activity were reestablished across many geographies. The market narrative has been dominated by a view that continued monetary and fiscal stimulus will cushion stock market losses while we wait for a vaccine-led economic recovery. It seems to us that the pendulum of investor sentiment has swung far from the fear of losses in March to the fear of missing out. This makes the stock market’s historic 2020 rally prone to corrections in 2021 if the reality doesn’t meet investors’ elevated expectations.

Nevertheless, we think that the highest probability for the economy in 2021 is solid growth. U.S. GDP could grow in the ballpark of 5% as stimulus programs continue, vaccinations roll out and economic activity begins to normalize. Given the apparent willingness of both political parties to run record government deficits, the magnitude and runway of potential future stimulus feels far greater and longer than ever before.

Annual Report • 2020

Value on December 31, 2020

of $10,000 invested on December 31, 2010

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

It could take years for many small businesses to recover. More than ten million Americans are unemployed, and millions of Americans owe back rents on housing and small businesses. This dynamic implies that inflation and interest rates could remain low, which would be supportive of stock prices. However, we are cognizant of the increasing risk of inflation rising with each additional stimulus policy.

As we discussed last quarter, our portfolio construction is based on owning the best companies across three categories: temporarily impaired businesses with significant upside potential, defensive businesses that offer significant volatility mitigation and “hybrid” businesses that offer elements of both. Our weightings across these categories reflect our conviction in the path forward while including a significant margin of safety given the wide range of potential outcomes. As always, our preference is for high-quality companies that will emerge from the pandemic with increasingly essential products and stronger competitive advantages.

During 2020, our 37% portfolio turnover was within our historical range. We bought one new stock during the fourth quarter. Texas Instruments is the largest analog semiconductor manufacturer and serves a diverse and growing group of customers. High barriers to entry and significant switching costs make this business incredibly attractive, with market-leading margins and returns on invested capital. Texas Instruments’ combination of impressive cash flow and durable growth drivers is a welcome addition to the portfolio. To make room, we sold our position in networking company Cisco Systems, as we believe its enterprise campus sales have been significantly impacted by the work-from-home trend.

Moving to our sector weightings, the Fund’s largest exposure is an overweight position in information technology, particularly in software and semiconductors. We feel that companies like Microsoft, Adobe, Applied Materials, NVIDIA and Cadence Design Systems are increasingly essential building blocks in the global economy.

The Fund’s largest sector overweight, at about twice the benchmark weight, is industrials. Our exposure is anchored by agricultural titan John Deere and logistics provider FedEx. The Fund is also overweight the materials sector, headlined by our investment in industrial gas giant, Linde. These companies should help the Fund maintain upside participation if the economy rebounds faster-than-expected and stocks keep going up.

Our final sector overweight is consumer staples, exemplified by Costco. Our focus in this sector is to own market-share gainers that have resilient businesses with defensive characteristics. The Fund is approximately equal weight the communication services sector. Our two largest positions in this sector are Comcast and Verizon. The former offers offensive characteristics with leverage to an economic reopening, while the latter contributes to the Fund’s defensiveness.

The Fund’s largest underweight position remains financials. We worry that loan losses from the pandemic’s economic crater, combined with interest rates that we believe will likely remain historically low, have reduced long-term bank earnings power. Our largest financials’ positions are CME, the largest derivatives exchange, and Charles Schwab, the leading retail brokerage platform. These high-quality businesses should provide upside capture if interest rates and inflation exceed our expectations, and financial stocks rally.

We’re significantly underweight the health care sector. Most of our health care exposure resides in life sciences, medical devices and health care information technology. The Fund is also underweight the consumer discretionary sector, with Amazon being our largest position. We’re underweight real estate, due to

Annual Report • 2020

our concern that the pandemic’s lasting effects could negatively impact many property types, which could be devastating for a sector with high debt levels.

Finally, the Fund has zero exposure to the energy sector due to our fossil fuel free mandate. We also have no investments in utilities because of our view that this sector is marked by high valuations, low growth prospects, inadequate returns on capital and asset impairment risk due to climate change.

As always, we are honored to have your trust as we seek Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Annual Report • 2020

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2020, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $40.78, so after taking dividends into account, the total return for 2020 was 14.88%. This compares to 17.10% for the Russell Midcap Index (“Russell”) and 9.18% for the Lipper Mid-Cap Core Funds Average, which represents the average return of the mid-cap core funds followed by Lipper (“Lipper average”). For the quarter, the Fund was up 15.43%, below the Russell’s 19.91% gain and the Lipper average’s 20.44% rise.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	14.88	11.36	13.17	12.39	1.01	0.99

Parnassus Mid Cap Fund – Institutional Shares	15.16	11.62	13.42	12.54	0.75	0.75

Russell Midcap Index	17.10	11.61	13.40	12.41	NA	NA

Lipper Mid-Cap Core Funds Average	9.18	7.00	9.81	9.56	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 11.49%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of net assets for the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

It was a volatile year for mid cap stocks. After a disastrous first quarter due to the debilitating economic and social effects of COVID-19, the Russell clawed its way back to a slight loss by the end of the third quarter. Riding a wave of optimism following the presidential election, fiscal spending and monetary stimulus, and approval of multiple COVID-19 vaccines, the index surged nearly 20% in the fourth quarter to finish the year with a greater-than-17% return. Despite a significant year-over-year earnings contraction, investors took the over bet on the positives mentioned above to drive stocks to a record high. This late-year surge capped another big year for mid cap stocks, building on 2019’s greater-than-30% gain.

The Parnassus Mid Cap Fund – Investor Shares 2020 return was 14.88%, which captured 87% of the Russell’s gain. The Fund’s return handily beat our Lipper peers’ 9.18% gain. The Fund’s year-to-date performance was ahead of the Russell heading into the fourth quarter, but fell behind when the Russell surged late in the year. The jump was fueled by greater-than-20% gains in the communication services, financials, information technology and materials sectors, which together make up over 40% of the benchmark.

From a sector allocation perspective, our overweight position relative to the Russell in the surging information technology sector helped the Fund the most, adding 120 basis points to the Fund’s return. (One basis point is 1/100th of one percent.) The Fund’s underweight position in the consumer discretionary sector was the largest detractor, taking 42 basis points from the Fund’s return, because this sector also outperformed the Index.

The Fund’s weakest performer was US Foods, a leading food service distributor. US Foods reduced the Fund’s

Annual Report • 2020

performance by 457 basis points, as the total return to our average selling price was negative 60.6%*. Food distribution has historically been a stable business, but US Foods’ restaurant, hotel, travel and educational customers were disproportionally impacted by the COVID-19 pandemic, creating an unprecedented demand shock. The company also made a poorly timed acquisition one month before the lockdowns went into place, adding liquidity risks. With the company’s range of outcomes moving higher, we decided to exit the position.

Real estate developer and operator Howard Hughes reduced the Fund’s performance by 201 basis points as the stock delivered a negative return of 61.4% from our average cost. Despite our belief in the underlying quality of the company’s assets, the COVID-19 pandemic brought unprecedented challenges that significantly weighed on the company’s stock. Ultimately, we decided to exit the stock.

Zions Bancorporation reduced the Fund’s return by 140 basis points, as the stock achieved a negative return of 39.2% from our average selling price. The shares fell as investors worried that the regional lockdowns and job losses caused by COVID-19 would increase credit losses, especially in Zions’ large commercial real estate portfolio. Furthermore, the Federal Reserve’s interest rate cuts in response to the pandemic have decreased net interest revenue, which will hurt bank profitability. We decided to exit our position because we fear these pandemic impacts will linger.

Shifting to our winners, our strongest performer was Nuance Communications. Nuance added 325 basis points to the Fund’s return, with a 144.5% gain for the stock. The company posted strong, resilient results, demonstrating the mission criticality and the value of Nuance’s solutions. Within health care, the company launched their flagship Dragon Ambient experience product and signed major hospital systems as initial customers. This product uses artificial intelligence to fundamentally improve the quality of both the doctor and patient experience.

Cadence Systems, which provides leading software and hardware tools for designing semiconductor chips, contributed 255 basis points to the Fund’s return, as its stock generated a 96.7% total return. The stock rose early in the year, as the company reported better-than-expected earnings and management raised its annual earnings outlook in respone to increased customer design activity. With the EDA industry consolidated to largely three players, we believe Cadence is positioned to deliver robust growth, as increasing chip design complexity drives greater demand for its mission-critical design software.

Shares of transportation provider FedEx generated a total return of 70.3% and contributed 236 basis points to the Fund’s performance. Earnings in the company’s ground shipping segment jumped as a surge in e-commerce led to a sharp acceleration in parcel shipments. FedEx’s air cargo profits were also boosted by the pandemic, as the reduction in passenger air travel sharply reduced overall cargo capacity across the airline industry and profits surged as FedEx’s planes filled. We believe these pandemic-induced effects are durable, as consumers increasingly shift purchases online and global air cargo capacity remains tight.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2020

Parnassus Mid Cap Fund

As of December 31, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Top 10 Equity Holdings
(percentage of net assets)

Nuance Communications Inc.	4.0%

Republic Services Inc.	4.0%

Cerner Corp.	3.1%

Xylem Inc.	3.0%

Teleflex Inc.	3.0%

Hologic Inc.	3.0%

Burlington Stores Inc.	2.9%

Trimble Inc.	2.9%

KLA Corp.	2.9%

Verisk Analytics Inc.	2.8%

Portfolio characteristics and holdings are subject to change periodically.

Outlook and Strategy

After the Russell’s tremendous fourth quarter rally, mid-cap stocks are now up over 12%, annualized, over the past ten years. In short, it’s been a great decade to be a stock investor. As we head into 2021, the bullish mindset continues to prevail as investors focus on an economic recovery from the COVID-19 induced lows, mild inflation, additional fiscal stimulus and an accommodative federal monetary policy. The recent release of multiple COVID-19 vaccines is fueling further optimism for a fast economic recovery.

While we also believe an economic recovery is probable, our view is that it will be uneven, with plenty of starts, stalls and stops due to the long timeframe for achieving widespread immunization. Furthermore, the significant uncertainty related to international and domestic political and economic conflicts, including domestic political party tensions, the trade war with China and near-perpetual cyber warfare with Russia, as well as rising consumer and corporate debt in the U.S. temper our optimism.

Another consideration that weighs on outright optimism is that the Russell reached an all-time high at year-end and now trades at nearly 23 times forward earnings estimates, a materially higher multiple than the 20-year average of 16 times. Further, much of the rise in stock prices during the past year was driven by multiple expansion rather than earnings growth. In fact, earnings per share shrunk almost 29% in 2020, while the average earnings multiple increased by 25%.

Annual Report • 2020

Value on December 31, 2020

of $10,000 invested on December 31, 2010

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

It’s difficult to predict whether this factor, as well as the concerns mentioned above, will result in a significant market correction, but we believe that investor expectations are elevated, creating a greater risk of a correction if the expected pace of recovery falls short. Given the wide range of outcomes, we’re focused on owning a collection of high-quality businesses that can compound earnings in multiple economic scenarios and provide longer-term asymmetric risk-reward opportunities.

Moving to our sector weightings, we are underweight relative to the Russell in the financials, consumer discretionary and materials sectors, which are likely to perform poorly in a market correction. Given our fossil fuel free mandate, we also have no direct exposure to energy stocks.

We are selectively overweight relative to the Russell in the information technology, industrials and health care sectors, which should allow us to participate in market upside and provide resilience in a market sell-off. Our technology companies, such as Autodesk and Nuance Communications, are prime examples, offering a blend of offensive and defensive characteristics. Both companies have asset-light, defensive business models that are supported by a significant degree of recurring revenue as well as offensive exposure to fast-growing markets in construction and health care as customers accelerate spending on digital software solutions. Our largest industrial holding, Republic Services, provides essential waste services supported by recession-resilient multi-year contracts, but should also enjoy a rebound in growth as commercial waste volumes recover. Our health care holdings, such as Cerner and Agilent, are well-positioned with their highly differentiated solutions in the areas of electronic medical records and diagnostic testing.

We added four new stocks in the recent quarter. We initiated a position in ANGI Homeservices Inc., an operator of a leading online home services marketplace with a portfolio of brands that include HomeAdvisor, Angie’s List and Handy. The company, which connects consumers and professional home service providers across over 500 different categories, such as plumbing and landscaping, recently reported slower-than-expected sales due to supply constraints impacting its service providers, causing the stock to fall sharply in August. We felt that investors overreacted, and we believe that ANGI, as the largest online player in the home services sector with significant scale, is positioned to capture additional market share gains.

We bought BioMarin Pharmaceutical, a biotechnology company that focuses on orphan and ultra-orphan drugs for serious and life-threatening rare diseases. The stock fell in August due to a delay in FDA approval for its Roctavian market launch, creating a compelling opportunity to buy a high-quality biotech company. While the news will hurt the company’s sales growth in the near term, we believe BioMarin has a unique collection of patented and commercial drugs and a deep pipeline of potential drugs.

We also established a position in Grocery Outlet, a leading off-price food retailer that operates 337 stores in the United States. Like its apparel off-price peers, such as Burlington Stores, Grocery Outlet has a unique business model that enables it to offer name-brand groceries at deep discounts relative to conventional food retailers. We’re excited about the company’s ability to deliver long-term compound earnings growth, driven by further share gains in the food retailing space, new store expansion and margin leverage.

Finally, we added Cboe Global Markets, which operates as one of the largest global exchange holdings companies, with a diverse revenue exposure across U.S. equities, options, futures, European equities and foreign exchange. Cboe has a wide moat, attractive margins and counter-cyclical qualities as a financial company with no credit, interest rate or balance sheet risks.

Annual Report • 2020

To make room for the new holdings, we exited three of our positions. We sold our remaining shares in Motorola Solutions, primarily due to our concerns about weakening public spending on its radio equipment. We also exited our position in Shaw Communications due to concerns about its eroding moat in the wireless segment. Finally, we exited our position in First American Financial due to our concerns related to a significant data security breach, as well as the hyper-cyclical nature of the business.

We’re pleased that our strategy has provided excellent long-term, risk-adjusted results to shareholders. Our goal is to always outperform the market, but given the tremendous gains for the Russell these past two years, our upside participation is bearable in the context of the Fund’s risk profile. We will continue to focus on owning responsible, well-managed, increasingly relevant businesses with sustainable competitive advantages. We are confident that this strategy will help the Fund outperform the market over the full market cycle.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Annual Report • 2020

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2020, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $48.31, so after taking dividends into account, the total return for the quarter was 25.93%. This compares to a gain of 12.15% for the S&P 500 Index (“S&P 500”) and 14.22% for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). For the quarter, then, our return was more than double that of the S&P 500.

Interestingly enough, the Lipper average did better than the S&P 500, which is unusual. Since the S&P 500 is heavily weighted toward very large companies, it shows that smaller stocks did better than the giant companies for the quarter.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Endeavor Fund – Investor Shares	27.42	13.69	16.41	15.20	0.97	0.95

Parnassus Endeavor Fund – Institutional Shares	27.72	13.96	16.67	15.35	0.71	0.71

S&P 500 Index	18.40	14.18	15.22	13.88	NA	NA

Lipper Multi-Cap Core Funds Average	16.56	11.41	12.83	11.85	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 14.52%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

For the year, the Parnassus Endeavor Fund – Investor Shares gained 27.42% compared to 18.40% for the S&P 500 and 16.56% for the Lipper average, so we beat the S&P 500 by over nine percentage points and the Lipper average by almost 11 percentage points. It was a great year for the Parnassus Endeavor Fund!

To the left is a table showing the returns for the Parnassus Endeavor Fund for the one-, three-, five- and ten-year periods. You will notice that we beat all the indices for all time periods, except for the S&P 500 for the three-year period when we were slightly behind. We did, however, beat the Lipper average for the three years by over two percentage points.

For the ten-year period, the chart on page 18 shows that an investor who put $10,000 in the Fund would have $41,188 compared to $36,664 for the S&P 500 and $29,301 for the Lipper average. That means an extra $4,524 over the S&P 500 and an extra $11,887 over the Lipper average.

Year in Review

Two companies reduced the Fund’s return by more than 300 basis points each. (One basis point is 1/100th of one percent.) These companies’ business models were directly impaired by the pandemic, so we sold our investments in both. Thankfully, our gains more than made up for our losses. Seven stocks each boosted the Fund’s return by 190 basis points or more, which added up to a fantastic year for the Fund.

Private-label credit card issuer Alliance Data cut 389 basis points from the Fund’s return, as the stock dropped 61.7%* from $112.20 to our average sales price of $42.99. Alliance Data’s retail partners were hit hard by the sharp drop in foot traffic caused by social

* For this report, we will quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2020

distancing, so the company’s revenue for operating retailers’ credit card programs fell below the company’s prior estimates. Meanwhile, investors dumped the stock, fearing that the jump in unemployment claims could lead to rising credit losses. Although we believed the company had the capital to withstand the year’s economic turbulence, we sold our position to take advantage of more attractive long-term investments elsewhere.

Alaska Air Group reduced the Fund’s returns by 333 basis points, as the stock dove 42.8% from $67.75 to our average sales price of $38.70. Alaska is the fifth-largest airline in the country with routes primarily on the West Coast. The company stood out to us because of its fortress balance sheet, cost efficient fleet, and shareholder-oriented management. Nonetheless, Alaska’s stock hit the skids as the coronavirus outbreak engulfed the U.S., resulting in collapsing demand for air travel and a $50 billion bailout of the airline industry. Management took decisive action in response to the crisis, including cutting flights, suspending stock buybacks and the dividend to conserve cash, but it was not enough. We exited our position, since a rebound in passenger demand would be elusive for some time.

Parnassus Endeavor Fund

As of December 31, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Annual Report • 2020

Top 10 Equity Holdings
(percentage of net assets)

Micron Technology Inc.	11.5%

Applied Materials Inc.	9.3%

Charles Schwab Corp.	6.5%

FedEx Corp.	5.2%

Intel Corporation	4.6%

Lam Research Corp.	4.3%

W.W. Grainger Inc.	4.1%

Cisco Systems Inc.	4.1%

Capital One Financial Corp.	3.9%

The Gap Inc.	3.8%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2020

of $10,000 invested on December 31, 2010

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Turning to our winners, Micron Technology increased the Fund’s performance by 513 basis points, as its stock jumped from $53.78 to $75.18, for a total return of 39.8%. Micron manufactures memory chips used in a variety of devices, including servers, phones and computers. Despite near-term headwinds from the loss of Huawei as a large customer, Micron executed well and had a strong year. We expect an even better 2021, with recovery in segments impacted by the pandemic such as mobile, industrial and automotive, as well as improved pricing, particularly in DRAM. Increased volume and pricing coupled with decreasing costs, should result in another strong year for Micron.

Applied Materials makes semiconductor equipment. It added 445 basis points to the Fund’s performance, as its stock climbed from $61.04 to $86.30, for a total return of 43.3%. Executing well despite the trade tensions with China, the company had a very strong year fueled by increased equipment demand due to new and more complex applications for semiconductor chips. We expect this growth to continue into 2021, with double digit-growth in industry equipment spend and its ongoing share gain in the DRAM memory market.

Shares of transportation provider FedEx contributed 396 basis points to the Fund’s performance, as its stock soared from our cost of $148.83 to $259.62, for a total return of 70.0%. Earnings in FedEx’s ground shipping segment jumped as the pandemic-induced surge in e-commerce led to a sharp acceleration in parcel shipments. FedEx’s air cargo profits were also boosted by the pandemic, as the reduction in passenger air travel sharply reduced overall cargo capacity, and profits surged as FedEx’s planes were filled, and pricing rose. We believe these pandemic-induced effects will last, as we expect more consumers to shift purchases online while global air cargo capacity should remain constrained for several years by reduced international travel.

Apple added 348 basis points to the Fund’s return, as its stock rose from $73.41 to $132.69, for a total return of 82.3%. Work-from-home trends significantly benefited the world’s most valuable consumer electronics company. Results across Apple’s products were strong and resilient throughout the year, as people increasingly relied on them to work and play from home. Investor optimism around the latest iPhone launch, coupled with the 5G upgrade cycle, also drove shares higher.

Lam Research Corporation had a strong year, as its stock surged from $292.40 to $472.27 for a total return of 64.0%, contributing 292 basis points to the Fund’s performance. As a large player in the semiconductor equipment market, Lam Research Corporation benefited from increased investment. We believe elevated equipment spend is a multi-year tailwind due to growing semiconductor chip complexity from emerging technologies such as 5G, cloud and artificial intelligence. In 2021, we believe Lam Research Corporation will continue to benefit from more investment, particularly in memory and NAND.

Annual Report • 2020

Agilent, a leading life science tools company, contributed 193 basis points to the Fund’s return as its stock increased from $85.31 to $118.49 for a total return of 39.8%. This year, the company executed exceptionally well despite the COVID-19 pandemic affecting its more industrial end-markets. Agilent’s best-in-class innovation, along with its top workplace and talent, led to even faster share gains than investors expected. While competitors had to furlough staff and cut pay, Agilent’s workforce was focused on winning in the marketplace – which can be seen in the different growth rates reported. As the core business continues to take share, Agilent invested aggressively in the business to accelerate growth, as highlighted by the exciting oligonucleotide manufacturing business’s capacity expansion. Agilent is doing a good job shifting toward higher growth and less cyclical consumables and services that should yield sustainable growth for years to come, with a significant margin expansion opportunity as well.

Discover Financial, the third-largest credit card issuer in the country, contributed 191 basis points to the Fund’s return, as its stock soared from our average purchase price of $49.40 to $90.53, for a total return of 84.3%. We first bought shares in June, following the pandemic-induced sell-off, as investors feared that surging unemployment numbers would lead to a wave of credit losses at the bank. In actuality, credit performance was nowhere near as bad as anticipated, due to the powerful triple effects of government stimulus, conservative household balance sheets and the rapid economic recovery. Discover’s record of disciplined underwriting also paid off, as monthly net charge-offs were consistently better-than-expected and even ended the year at rates lower than before the pandemic began.

Outlook and Strategy

2020 was a disruptive year for the stock markets, the country and the world. A deadly pandemic upended the lives of every person on earth. The casualty count is staggering: COVID-19 has infected 21 million people in the U.S. and killed 400,000 Americans so far. Over ten million people have lost their jobs due to government-mandated lockdowns. Fortunately, the year ended on a hopeful note. In one of the greatest scientific achievements in U.S. history, drug companies developed two vaccines in record time and have begun programs to inoculate millions of people against the virus.

The world shifted in other ways, too. President Trump became the third U.S. president in history to be impeached, and was ultimately acquitted. Americans grew more politically divided than ever, and in a fiercely contested election, chose Joseph Biden as the 46th president of the United States. A global movement for racial justice emerged out of the tragic and infuriating murders of George Floyd and others at the hands of police. Alarm bells rang around climate change as California and Australia faced devastating wildfires. As the pandemic grew, U.S. stock markets briefly collapsed 35%, then seemed to disconnect from reality by surging 70% to end 2020 with strong gains.

In a year that turned the world upside down, the Parnassus Endeavor Fund ended up on top. How did we do it? It was not by anticipating the pandemic, the recession or the outcome of the presidential election. Our singular advantage is that we have a repeatable process and the right people in place to execute on our investment philosophy. Our philosophy seeks to invest in good and socially responsible companies that are trading at discounted prices to our estimate of intrinsic value. This is easier said than done, because it often requires going against conventional wisdom. Having the right people with the right temperament matters most in those moments. In stock after stock, Jerry and I honed our ability to identify opportunities and act on them. I’m delighted that our years of hard work have paid off handsomely with eye-popping returns for our shareholders.

As previously announced, I will be the Parnassus Endeavor Fund’s sole manager starting in 2021. My priority in managing the Fund will be maintaining continuity. The same investment philosophy and process described above that has guided the Fund since inception will remain fully intact. Moreover, I will be supported by the collective talents of the 17-person Parnassus investment team I have grown with over my last eight years at the firm. I am also a firm believer in continuous improvement. The Fund has had a long history of outperformance, but its volatility has been a challenge. I plan to lower the Fund’s overall risk through strategic diversification for example, by trimming outsized positions. The goal is to increase the Fund’s risk-adjusted returns for long-term shareholders.

I am optimistic about the economy in the year ahead. After years of gridlock, we have a unified

Annual Report • 2020

government committed to economic recovery through accommodative fiscal and monetary policy. The housing market, which typically leads the economy into and out of recessions, remained resilient last year. This suggests that despite the twin health and economic crises the country is weathering, there was not also a structural credit crisis. Uncertainty over domestic and trade policy, which ballooned under the previous administration, should revert to a more predictable pace under a Biden administration. Global economies therefore may experience a simultaneous, vaccine-led relief rally, helping consumer confidence worldwide.

The fly in the ointment is that stocks are expensive. The S&P 500 trades at 23x expected earnings, its highest in 20 years, compared to the post-financial crisis average of 16x. Companies of all stripes rushed to sell their shares on stock market exchanges, another sign of overvalued public markets. I would expect a period of consolidation and occasional corrections as exuberance gives way to sober reality. I believe the Parnassus Endeavor Fund is precisely designed to accommodate such market moves. With a valuation average of 17x expected earnings, our collection of stocks is already on sale if markets fall, and should have more room to rise if markets continue to march higher.

Thank you for your investment in the Parnassus Endeavor Fund.

Yours truly,

Jerome L. Dodson

Lead Portfolio Manager

Billy Hwan

Portfolio Manager

Letter from Jerome L. Dodson

As of the first of the year, I am no longer the portfolio manager of the Parnassus Endeavor Fund. I’m retiring from active fund management, although I will continue as Chairperson of Parnassus Investments. Also, a lot of my personal money will remain in the Fund, as an expression of my confidence in Billy Hwan. Although Billy is the new lead portfolio manager, he is not new to the Fund. He has been at Parnassus for eight years and has been a portfolio manager with the Parnassus Endeavor Fund for almost three years. He is a very capable manager, and I know he will take good care of your money.

At the age of 77, I’ve decided that managing investments for 36 years is long enough. As Chairperson and a shareholder, I will still keep an eye on things, but I plan to do a lot of traveling, reading and getting to know my grandchildren better.

It’s been a wonderful career for me. I’m able to do well financially, while also contributing to social responsibility. At the beginning of 1985, socially responsible investing was not well known at all. Parnassus was one of the few funds that took social and environmental factors into account. Today, there are literally thousands of funds that consider social issues in making investment decisions. It’s become mainstream, and I think it has influenced a lot of companies to consider social and environmental issues in the way they operate their businesses. When I first started Parnassus, I would go to company meetings and ask about how a company treated their employees or how a company made sure its operations did not have a negative impact on the environment. Many company managers expressed surprise that I would ask those kinds of questions. That would no longer happen now, as social and environmental responsibility is considered important by most corporations today.

When Parnassus Investments started operating in 1985, people were skeptical that a social responsibility fund could have good returns. I wasn’t even sure myself that we would be able to beat the market or even outperform conventional mutual funds. As it turned out, the Parnassus Endeavor Fund has been the best-performing mutual fund in its category since its

Annual Report • 2020

inception on April 29 of 2005. According to the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”), the Parnassus Endeavor Fund – Investor Shares has been the best-performing multi-cap core fund since the inception date: #1 out of 228 funds,* earning an average of 12.84% per year compared to 10.05% for the S&P 500 and 8.99% for the average multi-cap core funds in the Lipper average. This record has been achieved through many ups and downs, including the crash of 2008. Had you put $10,000 in the Parnassus Endeavor Fund – Investor Shares at inception, you would have $66,395 today. By comparison, you would have $44,917 had you been able to invest in the S&P 500 and you would have had $39,761 had you been able to invest in the average multi-cap core funds followed by the Lipper average. I’m delighted that we’ve been able to give our shareholders such a good return.

(*The Fund is #45 of 660 funds for one year, #193 of 593 for three years, #17 of 514 for five years and #5 of 356 for 10 years.)

Value on December 31, 2020

of $10,000 invested on April 29, 2005

The chart shows the growth in value of a hypothetical $10,000 investment since inception on 4/29/2005 and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Why has the Parnassus Endeavor Fund done so well over the years? There are two reasons. First, I think that our social responsibility philosophy has helped. A company that treats its employees well has an advantage, because its staff will work harder and more efficiently for a company that cares for its workers. That means that the company will be more productive. A good place to work will not need to hire as many workers, so it will be more profitable. A firm with a strong environmental policy will be less likely to be prosecuted or fined. That kind of company will also be more efficient in its use of resources. The other reason is our policy of investing in companies that are temporarily out of favor. This means that the market price will be low relative to its earning capacity. If you invest in a good company that’s trading at a bargain price, you should have an excellent return, when that company bounces back from whatever caused the stock to drop in the first place.

How do you know that a company that’s had a hard time will make a comeback and see its price rise more than the market? There’s no easy answer to this question. Most of the time when I invest in a company whose stock has fallen on hard times, I’m very nervous. More often than not, they do come back, but there’s no guarantee, and I’ve had many disappointments in my investing career. Fortunately, most of them do make a strong comeback and earn a good return. Things I look for are quality products, a strong management team, a good marketing strategy, low costs and other advantages. As the Fund’s performance shows, most of our investments have been successful.

Best wishes to all of you in your investing career.

Yours truly,

Jerome L. Dodson

Chairperson, Parnassus Investments

Annual Report • 2020

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2020, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $61.44, resulting in a gain of 28.61% after taking dividends into account for 2020. On May 15, we completed the Fund’s transition from a multi-cap strategy to a mid cap growth strategy. To reflect the new strategy, our benchmark changed from the S&P 500 Index (“S&P 500”) to the Russell Midcap Growth Index (“Russell Midcap Growth”). The Fund’s 28.61% return for the year was between the S&P 500’s return of 18.40% and the Russell Midcap Growth’s return of 35.59%. The Fund was substantially ahead of the 16.56% increase for the Lipper Multi-Cap Core Funds Average, which represents the average return of the multi-cap core funds followed by Lipper (“Lipper average”). We anticipate that Lipper will eventually change the Fund’s peer group to reflect the new strategy.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	28.61	14.65	14.70	13.88	0.84	0.84

Parnassus Mid Cap Growth Fund – Institutional Shares	28.81	14.83	14.86	13.97	0.68	0.68

Russell Midcap Growth Index	35.59	20.50	18.66	15.05	NA	NA

S&P 500 Index	18.40	14.18	15.22	13.88	NA	NA

Lipper Multi-Cap Core Funds Average	16.56	11.41	12.83	11.85	NA	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 12.53%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Growth and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of net assets for the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of net assets for the Parnassus Mid Cap Growth Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis. Prior to May 1, 2020, the benchmark for the Parnassus Mid Cap Growth Fund (formerly known as the Parnassus Fund) was the S&P 500 Index.

To the left is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund, Russell Midcap Growth, S&P 500 and Lipper average. The returns are for the one-, three-, five- and ten-year periods ended December 31, 2020.

Year in Review

We’re pleased that the Parnassus Mid Cap Growth Fund – Investor Shares had a total return of 28.61% in 2020. The year was literally a tale of two halves for our fund, as we transitioned from a multi-cap core strategy to a mid cap growth strategy. From the start of the year until the transition was completed on May 15, our fund fell 10.09%, which outperformed the 10.69% drop of our old benchmark, the S&P 500. From May 15 through the end of the year, our Fund soared 43.03%, which slightly trailed the incredible 44.14% rally in our new benchmark, the Russell Midcap Growth.

Given the market’s huge rally from its bottom in March, our three worst performers for the year were all stocks we exited prior to the Fund’s transition. None of these companies were growing fast enough to fit our new mid cap growth strategy. Our worst performer was food distributor Sysco, which cut 285 basis points (One basis point is 1/100th of one percent) from the Fund’s return, as the total return to our average selling price was negative 58.8%*. The company was at the epicenter of COVID-19’s impact on the U.S. economy, as many of Sysco’s restaurant, hotel, travel and educational customers were forced to close or operate at reduced capacity.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2020

Global apparel company VF Corporation dropped 50.6% to our average selling price, trimming 218 basis points from the Fund’s return, as investors worried about the financial impact of store closures forced by COVID-19. We sold the stock to make room for faster-growing retailers that are better positioned for the new post-pandemic world, like Lululemon and Grocery Outlet.

Hologic, a medical technology company focused on improving women’s health, subtracted 204 basis points from the Fund’s performance, as the total return to our average selling price was negative 39.7%. The stock fell as consumers deferred elective procedures and hospitals delayed expensive machine purchases. We sold our position and redeployed the capital into more innovative medical technology companies, such as pet health care specialist IDEXX Laboratories and conversational artificial intelligence provider Nuance Communications.

Parnassus Mid Cap Growth Fund

As of December 31, 2020

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Annual Report • 2020

Top 10 Equity Holdings
(percentage of net assets)

Square Inc., Class A	3.9%

Cadence Design Systems Inc.	3.8%

Synopsys Inc.	3.7%

Agilent Technologies Inc.	3.5%

Autodesk Inc.	3.4%

CoStar Group Inc.	3.3%

IDEXX Laboratories, Inc.	3.3%

Burlington Stores Inc.	3.1%

Illumina Inc.	3.0%

Xylem Inc.	3.0%

Portfolio characteristics and holdings are subject to change periodically.

Our biggest winner in 2020 was Square, which added an incredible 552 basis points to the Fund’s return, as its stock soared 185.8% from our average purchase price. Investors cheered the tremendous growth of Cash App, Square’s peer-to-peer mobile payment network and digital bank. COVID-19 and the U.S. government’s associated stimulus payments caused Cash App’s adoption to inflect higher, as consumers valued the convenience of Cash App’s mobile direct deposit and money transfer features. Cash App’s monthly gross profit growth peaked above 200% during the year, and its monthly active users now exceed 30 million.

The Trade Desk is the leading programmatic advertising platform. Its shares contributed 313 basis points to the Fund’s return, as the stock surged 187.2% from our average purchase price. The company’s financial results soared above all expectations as the shift toward digital advertising accelerated and advertisers gravitated toward The Trade Desk’s open, independent and transparent ad buying platform.

IDEXX Laboratories, the leading pet diagnostics company, added 298 basis points to the Fund’s return, as the stock’s total return from our average purchase price was an impressive 131.6%. While COVID-19 restrictions forced many veterinary visits to be cancelled from March through May, visits rebounded rapidly once the restrictions were lifted and IDEXX returned to its targeted double-digit revenue growth rate. IDEXX is the industry’s innovation leader, and the company should continue to benefit from growing diagnostics utilization and expansion overseas.

Value on December 31, 2020

of $10,000 invested on December 31, 2010

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

What a year! Despite the sharpest economic contraction on record in the second quarter and elevated unemployment throughout the year, the stock market made an amazing recovery. The market entered a bear market in March, but ended with a solid double-digit gain for the year. The market proved to be far more resilient than most expected for a few reasons. First, when the pandemic started, the Federal Reserve immediately communicated that it would do whatever it takes to support the economy. Policymakers pledged to keep interest rates near 0% through at least 2023, and purchased trillions of dollars of bonds, which provided liquidity to the debt markets and supported equities in the process. Additionally, the U.S. government passed massive fiscal stimulus programs to support consumers and industries battered by the pandemic. Finally, since the market is forward-looking, investors believed COVID-19’s negative impact on the economy peaked in the first half of 2020, and that GDP would rebound in 2021 as COVID-19 vaccines become available, businesses re-open and affluent consumers spend money saved during the pandemic.

We continue to witness a “K” shaped recovery, meaning that some companies are benefiting from the economic shifts that COVID-19 is accelerating, while others are losing their relevance. The pandemic has resulted in a winner-take-all market where the strong continue to get stronger. As a growth fund, we embrace the opportunity to invest behind the businesses that we believe are the winners of tomorrow. We are, however, balancing investing in fast-growing companies with the exuberance we’re

Annual Report • 2020

seeing as investors have piled into advantaged businesses, particularly those that are unprofitable but have seemingly massive total addressable markets (TAMs). As an example, tremendous enthusiasm for the initial public offering (IPO) of Airbnb, the online vacation rental marketplace, caused its stock to soar, and it ended the year valued at more than $100 billion. This makes Airbnb worth more than Hilton, Marriott and Hyatt combined! We aren’t able to justify valuations like these.

More broadly, the valuation for the Russell Midcap Growth Index ended the year at nearly 40x forward earnings estimates. This is roughly double its 20-year average of 20x, and the highest level since 2000, the peak of the tech bubble. Against this backdrop, we’re pleased that we were able to invest in a handful of innovative market leaders during the fourth quarter. Relative to our average cost, each company was purchased when it was off 20% or more from its 52-week high, except for 10x Genomics, which was 10% below its 52-week high.

We invested in ANGI Homeservices, the owner of HomeAdvisor, Angie’s List, and Handy, and the leader in the $500 billion U.S. home services industry. Less than 20% of home service projects are currently fulfilled online, so the company will benefit as the migration from offline to online continues. ANGI is also investing in a fixed-price service offering where pricing is transparent, thereby resulting in higher satisfaction for both service professionals and homeowners.

We bought two biotech companies during the quarter. Seagen is the leader in developing antibody drug conjugates (ADC), which attack cancer cells. The stock sold off after weaker-than-expected third quarter sales, but the long-term outlook for the company remains terrific, as product sales are expected to grow more than 30% for the next few years. Alnylam Pharmaceuticals uses its Nobel Prize-winning technology based on RNA interference (RNAi) to silence genes. The company’s expertise in RNAi has enabled them to achieve a higher probability of success in bringing drugs to market compared to the industry overall. Sales growth should be strong during the coming years due to recently approved drugs and a robust pipeline of novel therapies. Additionally, we purchased 10x Genomics, a tools company that is the leader in single-cell analysis. Analysis at the single-cell level is still in its very early days, and we believe that the company has a tremendous long-term opportunity within the academic and spatial markets, and eventually the clinical market. This is a unique asset with solid double-digit growth, nearly 80% gross margins and a net cash position.

nCino provides software to financial institutions. The company utilizes artificial intelligence and machine learning to assist financial institutions in better managing the entire loan life cycle, thereby reducing time and costs in the process. nCino already serves four of the top ten U.S. commercial banks, and should see robust growth for many years.

Finally, Insperity provides full-service HR solutions to small- and medium-sized businesses. Insperity has been temporarily impacted by higher-than-expected health care costs, but as these costs normalize, earnings should accelerate. The company is a market share gainer in a large and growing market, and should benefit from long-term trends such as increased HR complexity and legislative changes.

We sold four stocks during the fourth quarter to make room for these new positions: SBA Communications, an owner of wireless communication towers; Americold Realty Trust, an owner of temperature-controlled food warehouses; Guidewire, a software provider for the property and casualty insurance market; and spice maker McCormick. We exited these stocks because they have elevated valuations and growth that generally falls below that of the Fund.

At year-end, the Fund’s largest overweight sector is industrials. Within this diverse sector, nearly half of our exposure is to best-in-class data providers such as CoStar Group, Verisk Analytics and Thomson Reuters. We don’t have any exposure to the real estate and materials sectors, and only own one consumer staples company, because these sectors generally lack the innovative, fast-growing companies we’re looking to invest behind. The Fund has the most exposure to the information technology sector on an absolute basis. More than half of our technology exposure is to the software sub-sector, where we own a number of innovative companies with large and expanding addressable markets, including Cadence Design Systems, Synopsys and Autodesk.

2020 marked the year we transitioned the Fund from a multi-cap core strategy to a mid cap growth strategy.

Annual Report • 2020

We come to work each day excited by the opportunity to invest in innovative companies with secular tailwinds, proven business models and exemplary ESG profiles. We believe our high-quality portfolio is well positioned for whatever 2021 has in store.

Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Your truly,

Robert J. Klaber

Portfolio Manager

Ian E. Sexsmith

Portfolio Manager

Annual Report • 2020

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2020, the net asset value (“NAV”) of the Parnassus Fixed Income Fund was $18.01, producing a gain for the year of 7.91% (including dividends). This compares to a gain of 7.51% for the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate Index”) and a gain of 8.24% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper average”).

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Barclays Aggregate Index and the Lipper average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 0.57%, and the unsubsidized SEC yield was 0.53%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2020

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	7.91	5.37	4.32	3.31	0.87	0.68

Parnassus Fixed Income Fund – Institutional Shares	8.19	5.60	4.54	3.43	0.49	0.45

Bloomberg Barclays U.S. Aggregate Bond Index	7.51	5.34	4.43	3.84	NA	NA

Lipper Core Bond Funds Average	8.24	5.36	4.58	3.90	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 3.93%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses. Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999 3505. As described in the Fund’s current prospectus dated May 1, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares. This agreement will not be terminated prior to May 1, 2021, and may be continued indefinitely by the Adviser on a year-to-year basis.

Year in Review

The pandemic of 2020 had an incalculable impact on humankind, and will likely change the arc of history. While very few facets of life were untouched by COVID-19, the markets’ returns generally did not reflect the year most Americans experienced. Most asset classes rallied in 2020 despite huge COVID-19 caseloads, tragic deaths, large-scale unemployment and enormous disruptions to daily life. The Barclays Aggregate Index, the bond market’s most important benchmark, gained 7.51%, and the Parnassus Fixed Income Fund – Investor Shares outperformed the Index for the year with a gain of 7.91%.

The positive performance was primarily driven by the Fund’s allocation to winning sectors. The Fund was overweight the two best-performing asset classes: corporate bonds and treasuries. Our average position in corporate bonds was nearly twice that of the Index, with 48.24% invested versus the Index at 26.47%. As a result, our corporate portfolio contributed 4.08% to the total return versus 2.60% for the Index.

For 2020, the Fund held only a de-minimis position in commercial mortgage backed securities and owned no residential mortgage backed securities. Securitized bonds were again the laggard in the Index, returning only 4.30% for the year, versus 8.01% for treasuries and 9.93% for corporate bonds. Said another way, the Fund earned 68 basis points (One basis point is 1/100th of one percent) of attribution from positive allocation between asset classes and another 129 basis points from spread compression, or credit spreads tightening on our bonds. Corporate bond selection detracted from performance by 97 basis points, as our portfolio was relatively high quality, and lower-quality bonds rallied quickly late in the year.

Annual Report • 2020

Our best-performing corporate securities in the year were also among the longest-dated. Our position in FedEx Corporation’s 4.75% bonds due in November of 2045 gained an enormous 28.55%* and added 32 basis points to the total return. It was a banner year for FedEx, as a pandemic-induced surge in e-commerce led to a sharp acceleration in parcel shipments, tight freight capacity and eventually to price increases. The bonds benefitted from these fundamental improvements, as well as the underlying rally in 30-year Treasuries. These bonds were the largest contributors to duration in the Fund for most of the year. However, after their fantastic performance in 2020, we trimmed the position in the fourth quarter.

Bonds issued by Comcast Corporation with a 4.25% coupon, maturing in October of 2030, returned 11.37% and added 25 basis points to the total return. We opportunistically purchased these bonds during the market melt-down in March, after having closely watched the company’s bonds for a year. The company was being penalized for its more volatile theme park and movie divisions, and so bonds traded off dramatically. However, we believed that the company would have access to capital and that its mission-critical internet services business would sustain it through a pandemic-induced recession.

Parnassus Fixed Income Fund

As of December 31, 2020

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2020

Value on December 31, 2020

of $10,000 invested on December 31, 2010

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Long-dated bonds issued by Microsoft, with a 4.25% coupon maturing in February of 2047, returned 18.75% and added 18 basis points to the total return. The bonds benefitted from both a rush to safety during the summer and a steep drop in 30-year Treasury yields. The company’s fundamentals also improved. Fiscal 2020 operating profit was up over 20% from the prior year, and management reduced leverage.

Several treasuries also ranked at the top of our attribution list, with healthy gains from falling yields. As a whole, our Treasury portfolio gained 9.21% versus the Index at 8.01%, and our portfolio contributed 4.48% to the total return versus 3.31% for the Index. Most of this relative gain was driven by our overweight allocation to treasuries. Over the course of the year, our treasuries allocation averaged 43.41% versus the Index at 38.21%. The allocation to Treasuries fell throughout the year, from 50.79% at the end of 2019 to 37.01% at the end of 2020. As the asset class rallied, low yields provided less opportunity for income generation or price appreciation, so we reduced our overweight position.

While a short list of bonds modestly detracted from performance this year, one particular issuer had an outsized negative impact. Bonds issued by Nordstrom with a 4.0% coupon maturing in March of 2027 fell by 44 basis points and removed 32 basis points from the total return. We sold the bonds in the spring as the company’s credit quality deteriorated and we became concerned about a permanent degradation in its capital structure.

Bonds issued by Hilton Worldwide detracted 10 basis points from the total return this year as well. Similar to Nordstrom, we exited the bonds over the summer on expectations that business and conference travel would be very slow to recover. We repurchased different Hilton bonds in the fourth quarter as the company’s liquidity improved and the bonds became attractive relative to peers.

Outlook and Strategy

A year ago, we wrote that we expected 2020 to be more volatile than 2019. It was clear that economic growth was beginning to decelerate and that asset prices seemed stretched. The pandemic took the market on a rollercoaster ride that no one anticipated, but the Parnassus Fixed Income Fund was well positioned for the turbulence. We began 2020 with a defensive position that included an allocation to corporate bonds of about 40%, a trough for the portfolio and a long duration position in treasuries.

Our long-term strategy is to hold about 70% of the Fund in corporate bonds. We believe this allocation allows investors to benefit from the historically higher yields and returns associated with corporate bonds. It also allows us to leverage our broader investment team and their deep expertise. Through the turbulence of the pandemic, we have opportunistically added to our corporate portfolio. As of the end of 2020, the Fund is halfway back to that long-run strategic allocation with an allocation to corporate bonds of 55.70%.

The Fund’s duration is a bit longer than the Index, at 7.06 years versus the Index at 6.37 years. The duration of each asset class, including corporate bonds and Treasuries, is below the respective duration of that asset class within the Index. However, corporate bonds have a significantly longer duration than the other asset classes, so our overweight in this category brings up the duration of the Fund overall.

Expectations are very high for economic growth in 2021. Investors expect that loose monetary policy, fiscal stimulus programs and the rollout of vaccines will spur strong growth throughout the year. This is reflected in tight valuations on corporate bonds today. Consensus estimates are for economic activity to recover to pre-pandemic levels by the spring of 2021, a timeline that we feel is overly aggressive given all-time high hospitalizations and high caseloads. For that

Annual Report • 2020

reason, we are patiently and cautiously adding to the Fund’s credit exposure, with a close eye on valuation.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha D. Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Annual Report • 2020

Responsible Investing Notes

2020 was a turbulent year. Climate and digital human rights, including surveillance, artificial intelligence, and data privacy and security, were expected to be the primary responsible investing themes as the year began. However, the COVID-19 pandemic, the racial justice movement and climate events in fact dominated the year.

By December 4, the United States had recorded approximately 13.8 million COVID-19 cases and more than 400,000 deaths. Governors and county officials repeatedly shut down, then reopened non-essential businesses as the numbers of cases ebbed and flowed.

Congress and the Federal Reserve responded with unprecedented actions to help the tens of millions of unemployed. Congress passed the CARES Act in March, a $2.2 trillion relief package for individuals and businesses requiring assistance due to the pandemic, with another $900 billion added in December to continue the relief. The Federal Reserve reopened its Financial Crisis playbook, keeping interest rates low and purchasing United States Treasuries and government-guaranteed mortgage-backed securities at the cost of hundreds of billions of dollars. The Federal Reserve opened two new facilities to provide direct lending to corporations through corporate bond purchases, loans and investment-grade corporate bond ETFs. Initially, the two new facilities backstopped up to $100 billion. Then, in April, the amount was expanded to $750 billion. These extraordinary actions were taken to keep the economy afloat and buy time for companies to develop vaccines, new medicines and protective equipment to stave off COVID-19.

Multiple companies held by the Parnassus Funds pitched in. Danaher’s Beckman Coulter Diagnostics created assay tests to help determine patients’ antibody load. Hologic developed a diagnostic test using its Panther Fusion system to detect COVID-19 genetic material. Beckton Dickinson released the BD Veritor, a 15-minute rapid detection test, and Gilead contributed Veklury, an antiviral drug used to help patients recover from the virus.

Racial justice also became a dominant theme in 2020 that led to many companies asking how they could do better. I wrote extensively about the killings of George Floyd, Breonna Taylor and Ahmaud Arbery, as well as how our companies responded as protests of their tragic deaths surged, in the second quarter’s Responsible Investing Notes. Investors will look for progress on the commitments that companies announced in 2020; and accountability will be a topic of discussion in the new year.

I reported on the massive wildfires in the third quarter’s Responsible Investing Notes, which were only one of the numerous ongoing effects of climate change. Several of our large cap communication services and technology companies made significant commitments to decarbonize their operations in 2020. Their peers will take notice, and other companies will begin to pursue meaningful targets of their own that will further reduce CO2 in our atmosphere.

Verizon Communications released its first Taskforce on Climate-Related Financial Disclosure (TCFD) report. The report outlined the governance, risk management, strategy, metrics and targets the company has established to address the short-term and long-term operational risks of climate change. Verizon also committed to carbon neutrality in its direct (Scope 1 and Scope 2) emissions by 2035.

Apple, with direct emissions that are already carbon neutral, took the additional step of planning to achieve 100% carbon neutrality for both its supply chain and products by 2030. In other words, every Apple device sold will have a net-zero climate impact by 2030. To help achieve this milestone, Apple will continue increasing the use of lower carbon and recycled materials in its products. The company will also invest $100 million in energy-efficient projects for its suppliers, forests and other solutions to remove carbon from the atmosphere. Apple will also secure commitments from its suppliers to move toward 100% renewable energy use.

Alphabet announced plans to achieve carbon neutrality by 2030. Like Apple, Alphabet is already neutral with respect to its direct emissions. The company also announced in 2020 that it had secured enough carbon offsets to neutralize all of its emissions since its founding in 1998. Alphabet issued $5.75 billion in sustainability bonds to finance initiatives such as clean energy, green buildings, clean transportation, circular design systems and various social issues. The company is also incorporating its commitments to reducing its carbon impact into its product design. Alphabet’s Nest thermostats have helped customers save 50 billion kilowatt-hours, and Google Flights has helped disclose CO2 emission estimates for flights in Europe.

Annual Report • 2020

Not to be undone, Microsoft pledged to become carbon-negative by 2030. The company will also remove all of the carbon it has emitted since its founding in 1975 by 2050. To reach this goal, the company implemented an internal carbon tax of $15 per metric ton for its Scope 3 emissions. Internal business divisions will pay the internal tax, while Microsoft will use the proceeds to fund sustainability improvements. The company aims to achieve its carbon-negative goal by creating a portfolio of negative emission technologies, including afforestation (tree planting outside of forested areas), reforestation, soil carbon sequestration (which improves soil), bioenergy with carbon capture and direct air carbon capture.

2020 was a rollercoaster year for people, communities and governments – including investors and many other stakeholders. Looking ahead to 2021, we anticipate the rollout of safe and effective vaccines produced in large enough quantities to enable the global economy to fully reopen and function normally. Of course, we will continue to encourage our holdings to improve their sustainable and responsible practices, because there are many unfinished challenges to tackle: climate-related physical and transition risks, digital human rights issues, discriminatory pay gaps, board diversity, racial equity and more.

Thank you for your investment in the Parnassus Funds. It is a privilege to have you as an investor.

Sincerely,

Iyassu Essayas

Director of ESG Research

Annual Report • 2020

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2020 through December 31, 2020.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value July 1, 2020	Ending Account Value December 31, 2020	Expenses Paid During Period
Parnassus Core Equity Fund - Investor Shares: Actual*	0.86%	$1,000.00	$1,237.40	$4.84
Hypothetical (5% before expenses)	0.86%	$1,000.00	$1,020.81	$4.37
Parnassus Core Equity Fund - Institutional Shares: Actual*	0.63%	$1,000.00	$1,238.70	$3.55
Hypothetical (5% before expenses)	0.63%	$1,000.00	$1,021.97	$3.20
Parnassus Mid Cap Fund - Investor Shares: Actual*	0.99%	$1,000.00	$1,253.60	$5.61
Hypothetical (5% before expenses)	0.99%	$1,000.00	$1,020.16	$5.03
Parnassus Mid Cap Fund - Institutional Shares: Actual*	0.75%	$1,000.00	$1,255.00	$4.25
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.37	$3.81
Parnassus Endeavor Fund - Investor Shares: Actual*	0.95%	$1,000.00	$1,380.90	$5.69
Hypothetical (5% before expenses)	0.95%	$1,000.00	$1,020.36	$4.82
Parnassus Endeavor Fund - Institutional Shares: Actual*	0.71%	$1,000.00	$1,382.10	$4.25
Hypothetical (5% before expenses)	0.71%	$1,000.00	$1,021.57	$3.61
Parnassus Mid Cap Growth Fund - Investor Shares: Actual*	0.84%	$1,000.00	$1,273.00	$4.80
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.91	$4.27
Parnassus Mid Cap Growth Fund - Institutional Shares: Actual*	0.68%	$1,000.00	$1,274.00	$3.89
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.72	$3.46
Parnassus Fixed Income Fund - Investor Shares: Actual*	0.68%	$1,000.00	$1,011.80	$3.44
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.72	$3.46
Parnassus Fixed Income Fund - Institutional Shares: Actual*	0.45%	$1,000.00	$1,012.80	$2.28
Hypothetical (5% before expenses)	0.45%	$1,000.00	$1,022.87	$2.29

* Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2020. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (366). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Annual Report • 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Parnassus Funds and the Parnassus Income Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Parnassus Funds (comprised of Parnassus Mid Cap Growth Fund (formerly known as Parnassus Fund), Parnassus Mid Cap Fund, and Parnassus Endeavor Fund) and the Parnassus Income Funds (comprised of Parnassus Core Equity Fund and Parnassus Fixed Income Fund) (collectively, the “Trusts”), including the portfolios of investments as of December 31, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended for Parnassus Mid Cap Growth Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund, and the related notes.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Trusts constituting the Parnassus Funds and the Parnassus Income Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Parnassus Mid Cap Growth Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund, and Parnassus Fixed Income Fund, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these Trusts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2020 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

January 28, 2021

We have served as the Trusts’ auditor since 1987.

Annual Report • 2020

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Annual Report • 2020

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2020

Equities	Shares	Market Value ($)

Air Freight & Logistics (3.2%)
FedEx Corp.	2,843,994	738,357,722

Airlines (0.9%)
Southwest Airlines Co.	4,677,568	218,021,444

Apparel & Luxury Goods (2.4%)
VF Corp.	6,551,767	559,586,419

Biotechnology (0.8%)
Gilead Sciences Inc.	3,104,258	180,854,071

Capital Markets (5.9%)
Charles Schwab Corp.	11,540,657	612,116,447
CME Group Inc.	4,124,695	750,900,725

		1,363,017,172

Chemicals (3.2%)
Linde plc	2,831,718	746,186,010

Commercial Services & Supplies (2.6%)
Waste Management Inc.	5,196,934	612,874,427

Diversified Telecom Services (3.6%)
Verizon Communications Inc.	14,268,701	838,286,184

Equity Real Estate Investment Trusts (1.4%)
Digital Realty Trust Inc.	2,327,707	324,738,404

Food & Staples Retailing (2.7%)
Costco Wholesale Corp.	1,686,932	635,602,239

Food Products (2.5%)
Mondelez International Inc., Class A	9,858,364	576,418,543

Health Care Equipment (7.0%)
Becton Dickinson and Co.	2,749,975	688,098,745
Danaher Corp.	4,175,206	927,480,261

		1,615,579,006

Health Care Technology (2.4%)
Cerner Corp.	6,964,801	546,597,582

Household Products (2.9%)
The Clorox Co.	1,397,914	282,266,795
The Procter & Gamble Co.	2,792,181	388,504,064

		670,770,859

Interactive Media & Services (2.9%)
Alphabet Inc., Class A [q]	380,301	666,530,745

Equities	Shares	Market Value ($)

Internet (5.1%)
Amazon.com Inc. [q]	362,956	1,182,122,285

Internet & Catalog Retail (2.6%)
Booking Holdings Inc. [q]	271,783	605,334,122

IT Services (5.7%)
Fiserv Inc. [q]	5,023,438	571,968,651
Mastercard Inc., Class A	2,125,895	758,816,961

		1,330,785,612

Machinery (6.9%)
Deere & Co.	3,311,928	891,074,228
Pentair plc	6,484,358	344,254,566
Xylem Inc.	3,527,641	359,078,577

		1,594,407,371

Media (4.3%)
Comcast Corp., Class A	18,995,078	995,342,087

Professional Services (2.3%)
Verisk Analytics Inc.	2,576,286	534,811,211

Road & Rail (1.4%)
Kansas City Southern	1,547,682	315,928,327

Semiconductor Equipment (9.2%)
Applied Materials Inc.	10,382,919	896,045,910
Intel Corporation	4,528,324	225,601,102
Micron Technology Inc. [q]	6,635,524	498,858,694
NVIDIA Corp.	1,021,881	533,626,258

		2,154,131,964

Semiconductors (2.0%)
Texas Instrument Inc.	2,828,327	464,213,311

Software (12.4%)
Adobe Inc. [q]	927,909	464,065,849
Cadence Design Systems Inc. [q]	4,581,619	625,070,280
Microsoft Corp.	5,921,790	1,317,124,534
Synopsys Inc. [q]	1,897,843	491,996,819

		2,898,257,482

Technology Hardware (1.4%)
Apple Inc.	2,478,292	328,844,565

Total investment in equities (97.7%) (cost $14,717,607,563)		22,697,599,164

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2020 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Providence Bank & Trust	0.25%	09/24/2021	250,000	242,712
Self-Help Federal Credit Union	0.50%	10/16/2021	250,000	242,110

				484,822

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/12/2020 Participating depository institutions: Androscoggin Savings Bank, par 238,500; Bank of Weston, par 238,500; Catskill Hudson Bank, par 92,000; Industrial Bank, par 238,500; Primary Bank, par 238,500; Prime Alliance Bank, par 238,500; Regent Bank, par 238,500; The State Bank and Trust Company, par 238,500 United Bank, par 238,500 (cost $1,984,835)	1.20%	03/11/2021	2,000,000	1,984,835

Community Development Loans (0.0%) a
BlueHub Loan Fund	1.00%	04/15/2021	100,000	98,262
New Hampshire Community Loan Fund	1.00%	07/31/2021	500,000	482,657
Root Capital Loan Fund	1.25%	02/01/2021	200,000	198,980
Vermont Community Loan Fund	1.00%	04/15/2021	100,000	98,262

				878,161

Time Deposits (2.1%)
ANZ, London	0.01%	01/04/2021	156,242,221	156,242,221
Banco Santander, Frankfurt	0.01%	01/04/2021	179,099,155	179,099,155
National Australia Bank, London	0.01%	01/04/2021	146,823,668	146,823,668

				482,165,044

Total short-term securities (2.1%) (cost $485,512,862)				485,512,862

Total securities (99.8%) (cost $15,203,120,425)				23,183,112,026

Other assets and liabilities (0.2%)				44,206,879

Total net assets (100.0%)				23,227,318,905

q This security is non-income producing. a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2020

Equities	Shares	Market Value ($)

Air Freight & Logistics (4.8%)
C.H. Robinson Worldwide Inc.	1,582,405	148,540,357
FedEx Corp.	701,936	182,236,625

		330,776,982

Apparel & Luxury Goods (2.5%)
VF Corp.	2,028,274	173,234,882

Banks (3.8%)
First Horizon National Corp.	9,381,565	119,708,769
First Republic Bank, Class A	982,123	144,303,332

		264,012,101

Biotechnology (1.7%)
BioMarin Pharmaceutical Inc. [q]	1,331,882	116,792,733

Capital Markets (1.7%)
Cboe Global Markets Inc.	1,267,161	117,998,032

Chemicals (2.5%)
PPG Industries Inc.	1,193,311	172,099,312

Commercial Services & Supplies (4.0%)
Republic Services Inc.	2,865,224	275,921,071

Electric Utilities (3.2%)
IDACORP Inc.	1,561,368	149,938,169
Portland General Electric Corp.	1,736,225	74,258,343

		224,196,512

Electronic Equipment Instruments (2.9%)
Trimble Inc. [q]	3,024,053	201,916,019

Equity Real Estate Investment Trusts (6.8%)
Americold Realty Trust	4,476,584	167,110,881
Digital Realty Trust Inc.	950,358	132,584,445
Public Storage	448,692	103,616,444
SBA Communications Corp.	250,020	70,538,143

		473,849,913

Food & Staples Retailing (1.5%)
Grocery Outlet Holding Corp. [q]	2,736,555	107,409,784

Food Products (1.0%)
McCormick & Co.	710,802	67,952,671

Health Care Equipment (7.2%)
Dentsply Sirona Inc.	1,673,244	87,611,056
Hologic Inc. [q]	2,830,172	206,121,427
Teleflex Inc.	501,430	206,373,545

		500,106,028

Health Care Technology (3.1%)
Cerner Corp.	2,772,942	217,620,488

Household Products (1.4%)
The Clorox Co.	477,276	96,371,570

Equities	Shares	Market Value ($)

Industrial Conglomerates (2.4%)
Roper Technologies Inc.	386,749	166,723,626

IT Services (2.5%)
Jack Henry & Associates Inc.	1,085,068	175,770,165

Life Sciences Tools & Services (2.3%)
Agilent Technologies Inc.	1,364,649	161,697,260

Machinery (5.3%)
Pentair plc	3,039,703	161,377,832
Xylem Inc.	2,058,996	209,585,203

		370,963,035

Media (1.6%)
Cable One Inc.	48,989	109,133,775

Media & Entertainment (1.6%)
ANGI Homeservices Inc., Class A [q]	8,557,878	112,921,200

Multi-Utilities (1.2%)
MDU Resources Group Inc.	3,157,636	83,172,132

Professional Services (2.8%)
Verisk Analytics Inc.	938,759	194,876,981

Retail (2.9%)
Burlington Stores Inc. [q]	776,829	203,179,625

Road & Rail (1.6%)
Kansas City Southern	554,028	113,093,736

Semiconductor Equipment (5.3%)
KLA Corp.	779,639	201,856,333
Maxim Integrated Products Inc.	1,873,762	166,109,001

		367,965,334

Services (1.5%)
Hilton Worldwide Holdings Inc.	949,361	105,625,905

Software (13.4%)
Autodesk Inc. [q]	521,026	159,090,079
Cadence Design Systems Inc. [q]	1,407,626	192,042,415
Guidewire Software Inc. [q]	861,215	110,864,207
Nuance Communications Inc. [q]	6,382,207	281,391,507
Synopsys Inc. [q]	723,589	187,583,212

		930,971,420

Specialty Retail (2.1%)
O’Reilly Automotive Inc. [q]	328,287	148,572,848

Technology Hardware (2.3%)
Western Digital Corp.	2,878,038	159,414,525

Total investment in equities (96.9%) (cost $4,845,865,305)		6,744,339,665

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2020 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	0.65%	03/27/2021	250,000	247,671
Beneficial State Bank	0.50%	04/25/2021	250,000	246,851
Providence Bank & Trust	0.39%	03/22/2021	250,000	247,808

				742,330

Time Deposits (3.1%)
National Australia Bank, London	0.01%	01/04/2021	13,519,363	13,519,363
Sumitomo, Tokyo	0.01%	01/04/2021	199,999,990	199,999,990

				213,519,353

Total short-term securities (3.1%) (cost $214,261,683)				214,261,683

Total securities (100.0%) (cost $5,060,126,988)				6,958,601,348

Other assets and liabilities (0.0%)				2,019,951

Total net assets (100.0%)				6,960,621,299

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Endeavor Fund

Portfolio of Investments as of December 31, 2020

Equities	Shares	Market Value ($)

Air Freight & Logistics (7.8%)
Expeditors International of Washington Inc.	900,000	85,599,000
FedEx Corp.	650,000	168,753,000

		254,352,000

Apparel & Luxury Goods (2.7%)
Hanesbrands Inc.	3,000,000	43,740,000
VF Corp.	500,000	42,705,000

		86,445,000

Banks (2.8%)
Bank of America Corp.	3,000,000	90,930,000

Capital Markets (6.9%)
Cboe Global Markets Inc.	150,000	13,968,000
Charles Schwab Corp.	4,000,000	212,160,000

		226,128,000

Commercial Services & Supplies (0.5%)
Herman Miller Inc.	510,000	17,238,000

Communications Equipment (4.1%)
Cisco Systems Inc.	3,000,000	134,250,000

Computer Peripherals (3.0%)
Seagate Technology plc	1,600,000	99,456,000

Consumer Finance (10.7%)
American Express Co.	900,000	108,819,000
Capital One Financial Corp.	1,300,000	128,505,000
Discover Financial Services	1,240,000	112,257,200

		349,581,200

Insurance (2.1%)
The Progressive Corp.	700,000	69,216,000

Interactive Media & Services (2.2%)
Alphabet Inc., Class A [q]	40,000	70,105,600

Equities	Shares	Market Value ($)

IT Services (3.3%)
Mastercard Inc., Class A	300,000	107,082,000

Life Sciences Tools & Services (4.9%)
Agilent Technologies Inc.	1,000,000	118,490,000
Illumina Inc. [q]	110,000	40,700,000

		159,190,000

Machinery (1.6%)
Cummins Inc.	225,000	51,097,500

Retail (3.8%)
The Gap Inc.	6,100,000	123,159,000

Semiconductor Equipment (29.7%)
Applied Materials Inc.	3,500,000	302,050,000
Intel Corp.	3,000,000	149,460,000
Lam Research Corp.	300,000	141,681,000
Micron Technology Inc. [q]	5,000,000	375,900,000

		969,091,000

Software (0.2%)
Cadence Design Systems Inc. [q]	50,000	6,821,500

Technology Hardware (7.2%)
Apple Inc.	900,000	119,421,000
Western Digital Corp.	2,100,000	116,319,000

		235,740,000

Trading Companies & Distributors (4.1%)
W.W. Grainger Inc.	330,000	134,752,200

Total investment in equities (97.6%) (cost $1,968,460,319)		3,184,635,000

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Endeavor Fund

Portfolio of Investments as of December 31, 2020 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Bank Trust	0.10%	10/06/2021	250,000	242,362
Providence Bank & Trust	0.50%	02/03/2021	250,000	249,095

				491,457

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/12/2020 Participating depository institutions: Androscoggin Savings Bank, par 238,500; Primary Bank, par 23,000; Regent Bank, par 238,500; (cost $496,209)	1.20%	03/11/2021	500,000	496,209

Community Development Loans (0.0%) a
Root Capital Loan Fund	1.25%	02/01/2021	100,000	99,490

Time Deposits (2.4%)
Bank of Montreal, London	0.01%	01/04/2021	39,547,970	39,547,970
National Australia Bank, London	0.01%	01/04/2021	39,656,969	39,656,969

				79,204,939

Total short-term securities (2.4%) (cost $80,292,095)				80,292,095

Total securities (100.0%) (cost $2,048,752,414)				3,264,927,095

Other assets and liabilities (0.0%)				(993,693)

Total net assets (100.0%)				3,263,933,402

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of December 31, 2020

Equities	Shares	Market Value ($)

Air Freight & Logistics (0.9%)
C.H. Robinson Worldwide Inc.	107,254	10,067,933

Apparel & Luxury Goods (1.2%)
Lululemon Athletica Inc. [q]	37,829	13,165,627

Biotechnology (2.5%)
BioMarin Pharmaceutical Inc. [q]	187,069	16,404,081
Seagen Inc. [q]	60,513	10,598,246

		27,002,327

Capital Markets (4.4%)
MarketAxess Holdings Inc.	39,739	22,673,484
Morningstar Inc.	107,641	24,926,426

		47,599,910

Commercial Services & Supplies (4.7%)
CoStar Group Inc. [q]	38,700	35,769,636
Waste Connections Inc.	143,717	14,741,053

		50,510,689

Distributors (2.6%)
Pool Corp.	74,084	27,596,290

Food & Staples Retailing (1.8%)
Grocery Outlet Holding Corp. [q]	480,372	18,854,601

Health Care Equipment (5.1%)
IDEXX Laboratories Inc. [q]	71,268	35,624,735
Teleflex Inc.	48,316	19,885,416

		55,510,151

Health Care Technology (3.5%)
Cerner Corp.	334,478	26,249,833
Veeva Systems Inc., Class A [q]	43,920	11,957,220

		38,207,053

Insurance (1.0%)
SelectQuote Inc. [q]	522,974	10,851,711

IT Services (7.1%)
Broadridge Financial Solutions Inc.	141,281	21,644,249
Jack Henry & Associates Inc.	80,408	13,025,292
Square Inc., Class A [q]	193,213	42,050,877

		76,720,418

Life Sciences Tools & Services (7.5%)
10x Genomics Inc., Class A [q]	71,649	10,145,498
Agilent Technologies Inc.	319,521	37,860,043
Illumina Inc. [q]	88,399	32,707,630

		80,713,171

Equities	Shares	Market Value ($)

Machinery (3.0%)
Xylem Inc.	312,805	31,840,421

Media (4.2%)
Cable One Inc.	9,427	21,000,716
The New York Times Co., Class A	467,258	24,189,947

		45,190,663

Media & Entertainment (2.5%)
ANGI Homeservices Inc., Class A [q] [l]	2,045,391	26,988,934

Pharmaceuticals, Biotech & Life Sciences (0.9%)
Alnylam Pharmaceuticals Inc. [q]	77,587	10,083,982

Professional Services (5.6%)
Insperity Inc.	124,318	10,121,972
Thomson Reuters Corp.	268,893	22,019,648
Verisk Analytics Inc.	133,748	27,764,747

		59,906,367

Retail (3.1%)
Burlington Stores Inc. [q]	128,116	33,508,740

Road & Rail (2.6%)
Old Dominion Freight Lines Inc.	145,211	28,342,283

Semiconductor Equipment (4.5%)
KLA Corp.	117,903	30,526,266
Monolithic Power Systems Inc.	50,262	18,407,452

		48,933,718

Service (1.1%)
Hilton Worldwide Holdings Inc.	108,531	12,075,159

Software (22.9%)
Ansys Inc. [q]	60,677	22,074,293
Autodesk Inc. [q]	121,587	37,125,375
Avalara Inc. [q]	146,177	24,103,126
Cadence Design Systems Inc. [q]	301,255	41,100,220
Fair Isaac Corp. [q]	24,499	12,519,969
nCino Inc. [q] [l]	251,666	18,223,135
Nuance Communications Inc. [q]	640,876	28,256,223
Synopsys Inc. [q]	155,573	40,330,745
The Trade Desk Inc., Class A [q]	28,543	22,862,943

		246,596,029

Special Retail (2.7%)
O’Reilly Automotive Inc. [q]	65,277	29,542,412

Technology Hardware (2.6%)
Western Digital Corp.	506,393	28,049,108

Total investment in equities (98.0%) (cost $706,319,987)		1,057,857,697

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of December 31, 2020 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	1.21%	01/15/2021	250,000	249,617

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/12/2020 Participating depository institutions: Adroscoggin Savings Bank, par 238,500; Primary Bank, par 23,000; Regent Bank, par 238,500; (cost $496,209)	1.20%	03/11/2021	500,000	496,209

Community Development Loans (0.1%) a
BlueHub Loan Fund	1.00%	04/15/2021	100,000	98,262
BlueHub Loan Fund	1.00%	04/15/2021	100,000	98,262
Root Capital Loan Fund	1.25%	02/01/2021	100,000	99,490
Vermont Community Loan Fund	1.00%	10/15/2021	100,000	95,282

				391,296

Time Deposits (1.9%)
Banco Santander, Frankfurt	0.01%	01/04/2021	20,900,845	20,900,845

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (1.3%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.02%			14,137,335

Total short-term securities (3.4%) (cost $36,175,302)				36,175,302

Total securities (101.4%) (cost $742,495,289)				1,094,032,999

Payable upon return of securities loaned (-1.3%)				(14,137,335)

Other assets and liabilities (-0.1%)				(813,461)

Total net assets (100.0%)				1,079,082,203

q This security is non-income producing.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.
l This security, or partial position of this security, was on loan at December 31, 2020. The total value of the securities on loan at December 31, 2020 was $13,780,288.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2020

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)

Capital Markets (0.1%)
Charles Schwab Corp.	5.95%	06/01/2021	20,477	533,221

Equity Real Estate Investment Trusts (1.6%)
Digital Realty Trust Inc.	5.20%	10/10/2024	79,000	2,156,700
Public Storage	5.15%	06/02/2022	111,127	2,968,202
Public Storage [l]	3.88%	10/06/2025	40,000	1,032,800

				6,157,702

Total investment in preferred stocks (1.7%) (cost $6,320,846)				6,690,923

Corporate Bonds			Principal Amount ($)

Air Freight & Logistics (0.9%)
FedEx Corp.	4.25%	05/15/2030	1,500,000	1,822,520
FedEx Corp.	4.75%	11/15/2045	1,500,000	1,952,134

				3,774,654

Airlines (0.2%)
Southwest Air 07-1 Trust	6.15%	08/01/2022	558,940	583,327

Auto Components (0.7%)
APTIV plc	4.25%	01/15/2026	2,500,000	2,864,716

Building Products (1.4%)
Masco Corp.	4.45%	04/01/2025	3,000,000	3,444,167
Masco Corp.	2.00%	10/01/2030	2,000,000	2,036,249

				5,480,416

Capital Markets (0.9%)
Charles Schwab Corp.	4.63%	03/22/2030	3,000,000	3,769,306

Chemicals (1.0%)
Linde plc	1.10%	08/10/2030	2,500,000	2,473,867
Linde plc	2.00%	08/10/2050	1,500,000	1,404,844

				3,878,711

Commercial Services & Supplies (1.2%)
Waste Management Inc.	3.15%	11/15/2027	2,500,000	2,822,555
Waste Management Inc.	1.50%	03/15/2031	2,000,000	1,981,188

				4,803,743

Communications Equipment (1.2%)
Cisco Systems Inc.	2.50%	09/20/2026	1,000,000	1,098,885
Cisco Systems Inc.	5.50%	01/15/2040	2,500,000	3,741,739

				4,840,624

Consumer Durables & Apparel (1.0%)
Nike Inc.	2.75%	03/27/2027	3,500,000	3,872,840

Consumer Finance (1.4%)
Mastercard Inc.	2.95%	06/01/2029	5,000,000	5,611,821

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2020 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Consumer Services (0.9%)
Booking Holdings Inc.	4.63%	04/13/2030	3,000,000	3,727,737

Containers & Packaging (2.1%)
Ball Corp.	4.88%	03/15/2026	5,000,000	5,647,500
Sealed Air Corp.	5.25%	04/01/2023	2,500,000	2,656,250

				8,303,750

Equity Real Estate Investment Trusts (2.5%)
Iron Mountain Inc.	5.25%	03/15/2028	4,000,000	4,221,160
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,135,601
SBA Communications Corp.	3.88%	02/15/2027	3,500,000	3,676,050

				10,032,811

Financial Data (0.5%)
MSCI Inc.	4.00%	11/15/2029	2,000,000	2,130,000

Food & Staples Retailing (1.4%)
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	3,547,675
Mondelez International Inc.	1.50%	02/04/2031	2,000,000	1,975,998

				5,523,673

Food Products (1.4%)
McCormick & Co.	2.50%	04/15/2030	5,000,000	5,354,252

Health Care Equipment (3.3%)
Becton Dickinson and Co.	6.70%	08/01/2028	3,500,000	4,527,295
Becton Dickinson and Co.	2.82%	05/20/2030	1,000,000	1,099,095
Danaher Corp.	3.35%	09/15/2025	2,000,000	2,239,084
Danaher Corp.	4.38%	09/15/2045	1,000,000	1,322,647
Hologic Inc.	3.25%	02/15/2029	4,000,000	4,070,000

				13,258,121

Health Care Technology (2.2%)
DH Europe Finance II	3.25%	11/15/2039	2,000,000	2,277,894
Teleflex Inc.	4.63%	11/15/2027	500,000	537,355
Teleflex Inc.	4.25%	06/01/2028	5,500,000	5,830,000

				8,645,249

Household Products (0.7%)
The Clorox Co.	1.80%	05/15/2030	2,500,000	2,579,987

Industrial Conglomerates (1.2%)
Roper Technologies Inc.	2.95%	09/15/2029	2,000,000	2,197,285
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	2,555,292

				4,752,577

Interactive Media & Services (0.7%)
Alphabet Inc.	1.10%	08/15/2030	3,000,000	2,958,984

Internet & Catalog Retail (0.9%)
Amazon.com Inc.	4.80%	12/05/2034	2,500,000	3,430,286

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2020 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Life Sciences Tools & Services (1.6%)
Agilent Technologies Inc.	2.75%	09/15/2029	4,750,000	5,181,990
Agilent Technologies Inc.	2.10%	06/04/2030	1,000,000	1,035,070

				6,217,060

Machinery (4.5%)
Cummins Inc.	4.88%	10/01/2043	2,500,000	3,500,050
Deere & Co.	3.10%	04/15/2030	2,000,000	2,289,749
Deere & Co.	3.75%	04/15/2050	1,500,000	1,943,603
Pentair Finance SA	4.50%	07/01/2029	5,000,000	5,911,099
Xylem Inc.	2.25%	01/30/2031	4,000,000	4,212,730

				17,857,231

Media (1.5%)
Comcast Corp.	4.25%	10/15/2030	5,000,000	6,156,737

Pharmaceuticals (1.4%)
Merck & Co., Inc.	3.40%	03/07/2029	4,000,000	4,653,491
Merck & Co., Inc.	2.45%	06/24/2050	1,000,000	1,035,369

				5,688,860

Retail (1.5%)
Lowe’s Companies, Inc.	4.50%	04/15/2030	3,000,000	3,734,302
Lowe’s Companies, Inc.	3.00%	10/15/2050	2,000,000	2,139,231

				5,873,533

Road & Rail (1.7%)
Kansas City Southern	2.88%	11/15/2029	4,000,000	4,336,000
Kansas City Southern	4.70%	05/01/2048	2,000,000	2,517,859

				6,853,859

Semiconductor (1.6%)
Intel Corp.	4.80%	10/01/2041	3,000,000	4,074,984
Micron Technology Inc.	4.98%	02/06/2026	1,000,000	1,181,953
Micron Technology Inc.	5.33%	02/06/2029	1,000,000	1,250,886

				6,507,823

Semiconductor Equipment (1.5%)
Applied Materials Inc.	1.75%	06/01/2030	3,500,000	3,632,153
Lam Research Corp.	4.00%	03/15/2029	2,000,000	2,399,193

				6,031,346

Service (0.4%)
Hilton Domestic Operating Company Inc.	4.00%	05/01/2031	1,500,000	1,582,665

Snack & Juice Bars (0.7%)
Starbucks Corp.	2.45%	06/15/2026	2,500,000	2,699,347

Software (4.3%)
Adobe Inc.	2.30%	02/01/2030	3,500,000	3,788,334
Autodesk Inc.	4.38%	06/15/2025	3,630,000	4,151,294
Autodesk Inc.	2.85%	01/15/2030	750,000	832,804
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	4,425,477
Microsoft Corp.	2.40%	08/08/2026	1,500,000	1,636,480
Microsoft Corp.	4.25%	02/06/2047	1,500,000	2,122,093

				16,956,482

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2020 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Specialty Retail (1.4%)
O’Reilly Automotive Inc.	4.20%	04/01/2030	4,500,000	5,420,844

Technology Hardware (1.5%)
Apple Inc.	2.85%	02/23/2023	2,000,000	2,100,265
Apple Inc.	4.38%	05/13/2045	2,750,000	3,768,781

				5,869,046

Telecom Services GIC (1.2%)
Verizon Communications Inc.	4.02%	12/03/2029	4,000,000	4,756,354

Transportation & Infrastructure (0.9%)
Burlington Northern Santa Fe Corp.	5.05%	03/01/2041	2,500,000	3,483,750

Total investment in corporate bonds (53.4%) (cost $204,521,057)				212,132,522

Supranational Bonds
European Investment Bank	1.63%	10/09/2029	2,000,000	2,118,328
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,516,240
International Finance Corp.	2.00%	10/24/2022	3,000,000	3,096,131
International Finance Corp.	2.13%	04/07/2026	6,000,000	6,511,680

Total investment in supranational bonds (4.1%) (cost $15,139,910)				16,242,379

U.S. Government Treasury Bonds
U.S. Treasury	2.25%	03/31/2021	3,000,000	3,015,016
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,080,742
U.S. Treasury	0.13%	06/30/2022	2,000,000	2,000,313
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,075,000
U.S. Treasury	1.88%	08/31/2022	2,000,000	2,057,969
U.S. Treasury	1.38%	02/15/2023	4,000,000	4,105,469
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,105,937
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,229,570
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,142,813
U.S. Treasury	2.38%	02/29/2024	3,000,000	3,206,836
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,187,383
U.S. Treasury	2.00%	05/31/2024	1,000,000	1,061,250
U.S. Treasury	1.75%	06/30/2024	2,000,000	2,107,812
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,164,297
U.S. Treasury	1.25%	08/31/2024	2,000,000	2,074,688
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,231,797
U.S. Treasury	1.50%	11/30/2024	2,000,000	2,097,266
U.S. Treasury	1.38%	01/31/2025	1,500,000	1,567,500
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,211,992
U.S. Treasury	0.50%	03/31/2025	1,000,000	1,009,219
U.S. Treasury	0.38%	04/30/2025	2,000,000	2,007,266
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,994,922
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,276,094
U.S. Treasury	0.25%	12/31/2025	2,000,000	2,001,562
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,227,500
U.S. Treasury	2.25%	03/31/2026	2,000,000	2,193,516
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,318,437
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,265,195

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2020 (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury	1.63%	11/30/2026	2,000,000	2,133,594
U.S. Treasury	2.25%	02/15/2027	2,000,000	2,210,703
U.S. Treasury	0.63%	03/31/2027	1,000,000	1,005,977
U.S. Treasury	2.38%	05/15/2027	3,000,000	3,346,289
U.S. Treasury	0.50%	06/30/2027	2,000,000	1,991,641
U.S. Treasury	2.25%	08/15/2027	3,000,000	3,326,484
U.S. Treasury	0.38%	09/30/2027	1,000,000	984,727
U.S. Treasury	0.63%	12/31/2027	1,000,000	998,906
U.S. Treasury	2.75%	02/15/2028	3,000,000	3,440,273
U.S. Treasury	2.88%	05/15/2028	3,000,000	3,475,781
U.S. Treasury	2.88%	08/15/2028	3,000,000	3,484,805
U.S. Treasury	3.13%	11/15/2028	2,000,000	2,367,969
U.S. Treasury	2.63%	02/15/2029	2,000,000	2,295,938
U.S. Treasury	2.38%	05/15/2029	2,000,000	2,260,312
U.S. Treasury	1.63%	08/15/2029	1,500,000	1,604,648
U.S. Treasury	1.75%	11/15/2029	2,000,000	2,161,484
U.S. Treasury	1.50%	02/15/2030	2,000,000	2,115,859
U.S. Treasury	0.63%	05/15/2030	5,500,000	5,377,109
U.S. Treasury	0.63%	08/15/2030	2,500,000	2,437,500
U.S. Treasury	0.88%	11/15/2030	4,000,000	3,986,875
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,715,859
U.S. Treasury	3.13%	11/15/2041	1,000,000	1,307,852
U.S. Treasury	2.75%	08/15/2042	1,000,000	1,239,766
U.S. Treasury	3.00%	05/15/2045	1,000,000	1,297,461
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,631,016
U.S. Treasury	2.88%	05/15/2049	2,000,000	2,582,188
U.S. Treasury	2.25%	08/15/2049	1,000,000	1,144,414
U.S. Treasury	2.00%	02/15/2050	1,000,000	1,086,094
U.S. Treasury	1.25%	05/15/2050	1,000,000	907,188
U.S. Treasury (TIPS)	0.63%	07/15/2021	1,155,310	1,170,338
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,150,460	1,171,042
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,098,020	1,205,920
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,242,920	1,524,454
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,265,120	2,822,523

Total investment in U.S. government treasury bonds (36.7%) (cost $136,910,432)				145,830,350

Total investment in long-term securities (95.9%) (cost $362,892,245)				380,896,174

Short-Term Securities

Certificates of Deposit (0.1%) a
Beneficial State Bank	0.30%	10/23/2021	250,000	241,918
Citizens Trust Bank	0.10%	10/06/2021	250,000	242,309

				484,227

Time Deposits (3.2%)
Citibank, New York	0.01%	01/04/2021	2,617,231	2,617,231
Royal Bank of Canada, Toronto	0.01%	01/04/2021	9,996,925	9,996,925

				12,614,156

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2020 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.3%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.02%			1,049,400

Total short-term securities (3.6%) (cost $14,147,783)				14,147,783

Total securities (99.5%) (cost $377,040,028)				395,043,957

Payable upon return of securities loaned (-0.3%)				(1,049,400)

Other assets and liabilities (0.8%)				3,172,219

Total net assets (100.0%)				397,166,776

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as Level 3.
l This security, or partial position of this security, was on loan at December 31, 2020. The total value of the securities on loan at December 31, 2020 was $1,020,492.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Statement of Assets and Liabilities

December 31, 2020

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund

Assets

Investments in stocks and bonds, at market value – (cost $14,717,607,563, $4,845,865,305, $1,968,460,319, $706,319,987, $362,892,245)	$22,697,599,164	$6,744,339,665

Investments in short-term securities

(at cost which approximates market value)	485,512,862	214,261,683

Cash	3,656	1,515

Receivables

Dividends and interest	21,519,158	8,255,649

Capital shares sold	50,080,812	12,991,775

Other assets	182,214	94,511

Total assets	$23,254,897,866	$6,979,944,798

Liabilities

Payable upon return of loaned securities	-	-

Payable for investment securities purchased	-	10,142,444

Capital shares redeemed	12,558,720	4,005,872

Fees payable to Parnassus Investments	11,611,272	4,211,431

Accounts payable and accrued expenses	3,408,969	963,752

Total liabilities	$27,578,961	$19,323,499

Net assets	$23,227,318,905	$6,960,621,299

Net assets consist of

Capital paid-in	15,255,098,404	5,255,443,590

Total Distributable Earnings	7,972,220,501	1,705,177,709

Total net assets	$23,227,318,905	$6,960,621,299

Net asset value and offering per share

Net assets investor shares	$11,906,386,219	$2,749,354,587

Net assets institutional shares	$11,320,932,686	$4,211,266,712

Shares outstanding investor shares	221,925,563	67,416,962

Shares outstanding institutional shares	210,610,602	103,035,484

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$53.65	$40.78

Institutional shares	$53.75	$40.87

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$3,184,635,000	$1,057,857,697	$380,896,174

80,292,095	36,175,302	14,147,783

957	59	96

1,561,191	280,523	2,401,608

5,265,449	129,675	1,084,336

32,927	17,527	47,229

$3,271,787,619	$1,094,460,783	$398,577,226

-	14,137,335	1,049,400

-	-	-

4,497,288	222,858	124,255

2,245,957	595,868	151,310

1,110,972	422,519	85,485

$7,854,217	$15,378,580	$1,410,450

$3,263,933,402	$1,079,082,203	$397,166,776

2,021,756,865	705,038,617	377,270,439

1,242,176,537	374,043,586	19,896,336

$3,263,933,402	$1,079,082,203	$397,166,776

$2,238,343,527	$860,120,018	$233,495,670

$1,025,589,875	$218,962,185	$163,671,106

46,333,113	13,999,986	12,962,390

21,206,950	3,560,919	9,085,889

$48.31	$61.44	$18.01

$48.36	$61.49	$18.01

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Statement of Operations

Year Ended December 31, 2020

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund

Investment income

Dividends	$293,503,494	$72,845,560

Interest	485,986	364,412

Securities lending	623,870	32,164

Other income	4,372	237

Foreign withholding tax	-	(706,299)

Total investment income	$294,617,722	$72,536,074

Expenses

Investment advisory fees	110,353,220	38,541,003

Transfer agent fees

Investor shares	249,318	87,165

Institutional shares	56,583	10,706

Fund administration	5,953,474	1,697,397

Service provider fees	21,775,042	5,102,201

Reports to shareholders	1,556,431	686,949

Registration fees and expenses	68,702	28,951

Custody fees	389,693	113,651

Professional fees	338,746	144,085

Trustee fees and expenses	300,255	80,613

Proxy voting fees	3,982	3,982

Pricing service fees	6,881	6,881

Other expenses	197,062	46,688

Total expenses	$141,249,389	$46,550,272

Fees waived by Parnassus Investments	-	(278,485)

Net expenses	$141,249,389	$46,271,787

Net investment income (loss)	$153,368,333	$26,264,287

Realized and unrealized gain (loss) on investments

Net realized gain (loss) from securities transactions	741,098,075	(199,386,087)

Net change in unrealized appreciation of securities	3,092,210,354	1,168,374,443

Net realized and unrealized gain on securities	$3,833,308,429	$968,988,356

Net increase in net assets resulting from operations	$3,986,676,762	$995,252,643

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$50,421,125	$7,469,789	$265,415

716,696	48,188	6,881,374

230	23,750	13,220

14	-	108

-	(234,081)	-

$51,138,065	$7,307,646	$7,160,117

20,281,925	5,772,003	1,509,642

141,039	221,177	67,273

10,455	11,211	5,106

942,929	292,326	97,598

4,440,410	973,146	304,340

375,776	85,563	36,158

56,902	50,735	26,564

56,252	23,365	7,863

139,098	65,598	27,710

53,814	15,392	4,030

3,982	3,982	-

6,881	6,881	7,988

45,345	12,434	4,484

$26,554,808	$7,533,813	$2,098,756

(148,628)	-	(232,872)

$26,406,180	$7,533,813	$1,865,884

$24,731,885	$(226,167)	$5,294,233

93,711,988	74,350,625	6,338,213

498,769,012	168,664,778	9,421,330

$592,481,000	$243,015,403	$15,759,543

$617,212,885	$242,789,236	$21,053,776

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Statement of Changes in Net Assets

December 31, 2020

	Parnassus Core Equity Fund		Parnassus Mid Cap Fund

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

Investment income from operations

Net investment income (loss)	$153,368,333	$151,624,472	$26,264,287	$23,041,731

Net realized gain (loss) from securities transactions	741,098,075	1,594,459,978	(199,386,087)	170,039,860

Net change in unrealized appreciation of securities	3,092,210,354	2,722,513,458	1,168,374,443	695,768,216

Increase in net assets resulting from operations	$3,986,676,762	$4,468,597,908	$995,252,643	$888,849,807

Net Dividends and Distributions

Investor shares	(657,168,596)	(755,650,931)	(9,978,689)	(94,889,633)

Institutional shares	(636,504,722)	(663,599,210)	(21,299,664)	(90,118,357)

Distributions to shareholders	$(1,293,673,318)	$(1,419,250,141)	$(31,278,353)	$(185,007,990)

Capital share transactions

Investor shares

Proceeds from sale of shares	2,307,443,671	1,429,175,074	819,746,243	723,944,551

Reinvestment of dividends	652,240,377	749,515,864	9,718,366	92,426,492

Shares repurchased	(2,392,707,299)	(2,039,908,236)	(803,919,387)	(605,369,554)

Institutional shares

Proceeds from sale of shares	3,610,349,208	2,332,522,353	1,727,799,826	1,562,499,111

Reinvestment of dividends	597,355,677	624,109,217	18,571,623	76,761,985

Shares repurchased	(2,900,050,130)	(2,201,307,385)	(850,082,218)	(305,205,925)

Increase (decrease) in net assets from capital share transactions	1,874,631,504	894,106,887	921,834,453	1,545,056,660

Increase (decrease) in net assets	$4,567,634,948	$3,943,454,654	$1,885,808,743	$2,248,898,477

Net Assets

Beginning of year	18,659,683,957	14,716,229,303	5,074,812,556	2,825,914,079

End of year	$23,227,318,905	$18,659,683,957	$6,960,621,299	$5,074,812,556

Shares issued and redeemed

Investor shares

Shares sold	48,613,352	31,445,989	24,537,048	21,196,071

Shares issued through dividend reinvestment	12,829,100	16,461,350	246,511	2,669,559

Shares repurchased	(52,109,756)	(44,933,242)	(24,210,026)	(17,749,710)

Institutional shares

Shares sold	78,089,002	51,032,786	52,321,550	45,016,922

Shares issued through dividend reinvestment	11,748,549	13,677,323	466,919	2,205,775

Shares repurchased	(63,102,761)	(48,392,534)	(25,232,259)	(8,870,335)

Net increase (decrease) in shares outstanding

Investor shares	9,332,696	2,974,097	573,533	6,115,920

Institutional shares	26,734,790	16,317,575	27,556,210	38,352,362

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Parnassus Endeavor Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund

Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019

$24,731,885	$31,778,301	$(226,167)	$5,975,640	$5,294,233	$5,100,524

93,711,988	22,566,536	74,350,625	51,016,316	6,338,213	565,114

498,769,012	1,069,705,677	168,664,778	183,806,745	9,421,330	14,212,338

$617,212,885	$1,124,050,514	$242,789,236	$240,798,701	$21,053,776	$19,877,976

(15,706,961)	(21,606,947)	(43,080,181)	(32,973,200)	(4,413,996)	(3,793,250)

(8,893,207)	(11,383,448)	(10,794,133)	(7,725,685)	(2,890,281)	(1,579,710)

$(24,600,168)	$(32,990,395)	$(53,874,314)	$(40,698,885)	$(7,304,277)	$(5,372,960)

223,361,798	439,901,455	59,050,831	56,891,576	111,108,953	52,266,742

15,392,042	21,222,492	42,082,213	32,249,144	4,338,710	3,722,481

(1,125,707,788)	(1,284,896,175)	(197,185,648)	(135,188,844)	(51,490,750)	(63,637,812)

253,792,475	331,507,877	35,584,872	32,219,310	112,578,748	24,626,170

7,296,726	9,393,820	9,962,328	7,168,595	2,730,820	1,412,688

(544,800,948)	(463,843,985)	(45,501,407)	(47,425,183)	(25,930,119)	(18,320,545)

(1,170,665,695)	(946,714,516)	(96,006,811)	(54,085,402)	153,336,362	69,724

$(578,052,978)	$144,345,603	$92,908,111	$146,014,414	$167,085,861	$14,574,740

3,841,986,380	3,697,640,777	986,174,092	840,159,678	230,080,915	215,506,175

$3,263,933,402	$3,841,986,380	$1,079,082,203	$986,174,092	$397,166,776	$230,080,915

6,112,805	12,974,874	1,180,877	1,191,457	6,207,894	3,102,481

319,868	553,390	742,640	642,306	241,863	221,506

(31,799,987)	(37,365,002)	(3,849,766)	(2,821,183)	(2,881,906)	(3,803,506)

7,275,798	9,606,266	686,991	675,568	6,284,885	1,466,177

151,479	244,950	175,681	142,755	152,065	84,036

(15,132,100)	(13,447,983)	(919,258)	(1,012,296)	(1,453,499)	(1,109,741)

(25,367,314)	(23,836,738)	(1,926,249)	(987,420)	3,567,851	(479,519)

(7,704,823)	(3,596,767)	(56,586)	(193,973)	4,983,451	440,472

The accompanying notes are an integral part of these financial statements.

Annual Report • 2020

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of five separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Mid Cap Growth Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund and effective May 1, 2020, the name of the Parnassus Fund changed to the Parnassus Mid Cap Growth Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services based on methods

Annual Report • 2020

Notes to Financial Statements (continued)

which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.10% to 1.25% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset in the Portfolio of Investments. (securities purchased with cash collateral from securities lending). The related

Annual Report • 2020

Notes to Financial Statements (continued)

liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At December 31, 2020, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Mid Cap Growth Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BNP Paribas Securities Corp.	1,983,000	(1,983,000)	-
Goldman Sachs & Co.	2,490,648	(2,490,648)	-
Goldman Sachs & Co.	6,473,022	(6,473,022)	-
National Financial Services LLC	1,914,256	(1,914,256)	-
National Financial Services LLC	568,460	(568,460)	-
UBS AG London Branch	350,902	(350,902)	-
Total	13,780,288	(13,780,288)	-

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Securities LLC	1,020,492	(1,020,492)	-
Total	1,020,492	(1,020,492)	-

1 Collateral value of $14,137,335 and $1,049,400 has been received in connection with securities lending agreements for Parnassus Mid Cap Growth Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

As of December 31, 2020, the contractual maturity date is overnight and continuous for the gross obligation of the equity securities on loan in the Parnassus Mid Cap Growth Fund in the amounts of $14,137,335, as well as the corporate securities on loan in the Parnassus Fixed Income Fund in the amount of $1,049,400.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Growth Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Annual Report • 2020

Notes to Financial Statements (continued)

Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; public health emergencies (such as the spread of infectious disease); and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S.

may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not generally subject to examination by U.S. federal taxing authorities before 2017 or state taxing authorities before 2016.

Annual Report • 2020

Notes to Financial Statements (continued)

Tax Matters and Distributions

At December 31, 2020, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Cost of investment	$15,218,336,842	$5,077,910,880	$2,084,693,548	$742,565,352	$377,071,265
Gross unrealized appreciation	$8,121,068,707	$1,961,716,434	$1,232,529,413	$358,517,548	$18,783,794
Gross unrealized depreciation	$(156,293,523)	$(81,025,966)	$(52,295,866)	$(7,049,901)	$(811,102)
Net unrealized appreciation	$7,964,775,184	$1,880,690,468	$1,180,233,547	$351,467,647	$17,972,692
Distributable earnings - ordinary income	$149,816,408	$25,701,020	$24,731,885	$16,035,294	$5,298,393
Distributable earnings - long-term capital gains	$761,461,910	$-	$84,397,229	$58,159,230	$3,977,887
Undistributed earnings - ordinary income	$6,162,304	$5,697,346	$131,717	$16,035,294	$98,572
Undistributed earnings - long-term capital gains	$1,283,013	$-	$61,811,272	$6,540,645	$1,825,073

	Parnassus Core Equity Fund		Parnassus Mid Cap Fund		Parnassus Endeavor Fund
Distributions paid from:	2020	2019	2020	2019	2020	2019
Ordinary Income	$143,654,104	$147,570,204	$20,003,674	$30,968,088	$24,600,168	$32,990,395
Long-term capital gains	$1,150,019,214	$1,271,679,935	$11,274,679	$154,039,902	$-	$-
Total distributions	$1,293,673,318	$1,419,250,139	$31,278,353	$185,007,990	$24,600,168	$32,990,395

	Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund
Distributions paid from:	2020	2019	2020	2019
Ordinary Income	$974,550	$24,699,826	$5,304,673	$5,372,960
Long-term capital gains	$52,899,764	$15,999,059	$1,999,604	$-
Total distributions	$53,874,314	$40,698,885	$7,304,277	$5,372,960

Net unrealized gain/loss differ for financial statement and income tax purposes primarily due to differing treatments of wash sales and return of capital distributions from REITs. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2020. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the utilization of equalization and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2020, Parnassus Mid Cap Fund had a net short-term capital loss carry forward of 181,210,105.

Annual Report • 2020

Notes to Financial Statements (continued)

Fund	Decrease in Total Distributable Earnings	Increase in Aggregate Capital Paid-In
Parnassus Core Equity Fund	$(68,938,159)	$68,938,159
Parnassus Mid Cap Fund	(32,483)	32,483
Parnassus Endeavor Fund	(22,585,957)	22,585,957
Parnassus Mid Cap Growth Fund	(4,143,931)	4,143,931
Parnassus Fixed Income Fund	(153,210)	153,210

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2020, that is valued at fair value on a recurring basis:

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$2,500,159,016	$-	$-	$2,500,159,016

Consumer Discretionary	2,347,042,827	-	-	2,347,042,827

Consumer Staples	1,882,791,641	-	-	1,882,791,641

Financials	1,363,017,172	-	-	1,363,017,172

Health Care	2,343,030,659	-	-	2,343,030,659

Industrials	4,014,400,503	-	-	4,014,400,503

Information Technology	7,176,232,932	-	-	7,176,232,932

Materials	746,186,010	-	-	746,186,010

Real Estate	324,738,404	-	-	324,738,404

Short-Term Investments	482,165,044	-	3,347,818	485,512,862
Total	$23,179,764,208	$-	$3,347,818	$23,183,112,026

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$222,054,975	$-	$-	$222,054,975

Consumer Discretionary	630,613,260	-	-	630,613,260

Consumer Staples	271,734,025	-	-	271,734,025

Financials	382,010,134	-	-	382,010,134

Health Care	996,216,508	-	-	996,216,508

Industrials	1,452,355,431	-	-	1,452,355,431

Information Technology	1,836,037,462	-	-	1,836,037,462

Materials	172,099,312	-	-	172,099,312

Real Estate	473,849,913	-	-	473,849,913

Utilities	307,368,645	-	-	307,368,645

Short-Term Investments	213,519,353	-	742,330	214,261,683
Total	$6,957,859,018	$-	$742,330	$6,958,601,348

Annual Report • 2020

Notes to Financial Statements (continued)

Parnassus Endeavor Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$70,105,600	$-	$-	$70,105,600

Consumer Discretionary	209,604,000	-	-	209,604,000

Financials	735,855,200	-	-	735,855,200

Health Care	159,190,000	-	-	159,190,000

Industrials	457,439,700	-	-	457,439,700

Information Technology	1,552,440,500	-	-	1,552,440,500

Short-Term Investments	79,204,939	-	1,087,156	80,292,095
Total	$3,263,839,939	$-	$1,087,156	$3,264,927,095

Parnassus Mid Cap Growth Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$72,179,597	$-	$-	$72,179,597

Consumer Discretionary	115,888,228	-	-	115,888,228

Consumer Staples	18,854,601	-	-	18,854,601

Financials	58,451,621	-	-	58,451,621

Health Care	211,516,686	-	-	211,516,686

Industrials	180,667,692	-	-	180,667,692

Information Technology	400,299,272	-	-	400,299,272

Short-Term Investments	35,038,180	-	1,137,122	36,175,302
Total	$1,092,895,877	$-	$1,137,122	$1,094,032,999

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stocks	$6,690,923	$-	$-	$6,690,923

Corporate Bonds	-	212,132,522	-	212,132,522

Supranational Bonds	-	16,242,379	-	16,242,379

U.S. Government Treasury Bonds	-	145,830,350	-	145,830,350

Short-Term Investments	13,663,556	-	484,227	14,147,783
Total	$20,354,479	$374,205,251	$484,227	$395,043,957

Annual Report • 2020

Notes to Financial Statements (continued)

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2020:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans

Balance as of December 31, 2019	$3,444,929	$742,267	$942,266	$1,234,621	$-

Discounts/premiums amortization	2,889	63	(5,110)	2,501	(15,773)

Purchases	3,400,000	750,000	1,100,000	1,150,000	500,000

Sales	(3,500,000)	(750,000)	(950,000)	(1,250,000)	-
Balance as of December 31, 2020	$3,347,818	$742,330	$1,087,156	$1,137,122	$484,227

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2020	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$2,469,657	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$878,161	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$742,330	Liquidity Discount	Discount for Lack of Marketability	4%

Parnassus Endeavor Fund
Certificates of Deposit	$987,666	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$99,490	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Growth Fund
Certificates of Deposit	$745,826	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$391,296	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Fixed Income Fund
Certificates of Deposit	$484,227	Liquidity Discount	Discount for Lack of Marketability	4%

Annual Report • 2020

Notes to Financial Statements (continued)

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees who also comprise the Funds’ audit committee. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2020 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Core Equity Fund	$-	$7,523,307,821	$-	$6,972,584,639
Parnassus Mid Cap Fund	-	3,009,081,424	-	2,171,498,198
Parnassus Endeavor Fund	-	1,501,792,135	-	2,248,614,237
Parnassus Mid Cap Growth Fund	-	764,343,021	-	914,937,116
Parnassus Fixed Income Fund	-	257,090,376	-	113,976,959

The above includes purchases and sales of U.S. Government securities in the amount of $55,280,830 and $29,982,559, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus Mid Cap Growth Fund: 0.70% of the first $100,000,000,

0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000.

For the year ended December 31, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.99% of the net assets of the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares, 0.95% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund Institutional Shares, 0.84% of the net assets of the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of the net assets of the Parnassus Mid Cap Growth Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above $10,000,000,000. Parnassus Fixed Income Fund: 0.50%

Annual Report • 2020

Notes to Financial Statements (continued)

of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2020, Parnassus Investments has contractually agreed to limit total operating expenses to 0.86% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.63% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund administration services to the Funds. The transfer agent fee was $2.50 per month per account plus any out-of-pocket expenses for the Parnassus Mid Cap Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Growth Fund. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses for the Parnassus Core Equity Fund and Parnassus Fixed Income Fund. The Funds pay the monthly fee based on the number of accounts on record at each month-end. The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2020.

The Advisor has appointed Brown Brothers Harriman as a sub administrator to the Funds. Brown Brothers Harriman provides day-to-day operational services to each Fund including, but not limited to fund accounting services. The fees payable to Brown Brothers Harriman for sub administrative services are paid by the Advisor and not the Funds. Custodian fees are paid by the Funds.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, recordkeeping and other personal services to their clients who invest in the Funds. For these services, the Parnassus Funds – Investor Shares may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets. The Parnassus Funds – Institutional Shares do not incur service provider fees.

Annual Report • 2020

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Equity Fund – Investor Shares
2020	$47.03	$0.33	$9.44	$9.77	$(0.31)	$(2.84)	$(3.15)
2019	38.99	0.36	11.45	11.81	(0.34)	(3.43)	(3.77)
2018	42.67	0.45	(0.38)	0.07	(0.44)	(3.31)	(3.75)
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	(3.05)
2016	36.97	0.39	3.42	3.81	(0.40)	(1.09)	(1.49)
Parnassus Core Equity Fund – Institutional Shares
2020	47.10	0.44	9.46	9.90	(0.41)	(2.84)	(3.25)
2019	39.05	0.46	11.47	11.93	(0.45)	(3.43)	(3.88)
2018	42.73	0.55	(0.37)	0.18	(0.55)	(3.31)	(3.86)
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	(3.15)
2016	37.03	0.48	3.41	3.89	(0.48)	(1.09)	(1.57)
Parnassus Mid Cap Fund – Investor Shares
2020	35.63	0.12	5.18	5.30	(0.08)	(0.07)	(0.15)
2019	28.86	0.17	8.08	8.25	(0.18)	(1.30)	(1.48)
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	(1.35)
2016	25.56	0.21	3.90	4.11	(0.11)	(0.69)	(0.80)
Parnassus Mid Cap Fund – Institutional Shares
2020	35.68	0.20	5.20	5.40	(0.14)	(0.07)	(0.21)
2019	28.90	0.27	8.07	8.34	(0.26)	(1.30)	(1.56)
2018	32.11	0.31	(2.33)	(2.02)	(0.29)	(0.90)	(1.19)
2017	28.90	0.34	4.29	4.63	(0.55)	(0.87)	(1.42)
2016	25.57	0.27	3.89	4.16	(0.14)	(0.69)	(0.83)
Parnassus Endeavor Fund – Investor Shares
2020	38.18	0.28	10.19	10.47	(0.34)	-	(0.34)
2019	28.87	0.25	9.36	9.61	(0.30)	-	(0.30)
2018	37.18	0.38	(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	(2.35)
2016	28.07	0.19	5.80	5.99	(0.32)	(0.75)	(1.07)
Parnassus Endeavor Fund – Institutional Shares
2020	38.19	0.36	10.22	10.58	(0.41)	-	(0.41)
2019	28.89	0.34	9.36	9.70	(0.40)	-	(0.40)
2018	37.21	0.46	(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	(2.42)
2016	28.06	0.24	5.83	6.07	(0.37)	(0.75)	(1.12)

Annual Report • 2020

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$53.65	21.19%	$11,906,386	0.84%	0.84%	0.69%	37.15%
47.03	30.69	9,998,994	0.86	0.86	0.78	36.88
38.99	(0.18)	8,172,571	0.87	0.87	1.03	31.43
42.67	16.58	9,870,059	0.87	0.87	1.09	24.52
39.29	10.41	10,200,768	0.87	0.87	1.03	22.89

53.75	21.47	11,320,933	0.62	0.62	0.91	37.15
47.10	30.96	8,660,689	0.63	0.63	1.02	36.88
39.05	0.05	6,543,658	0.63	0.63	1.24	31.43
42.73	16.81	6,245,179	0.64	0.64	1.31	24.52
39.35	10.61	4,597,160	0.66	0.66	1.25	22.89

40.78	14.88	2,749,355	0.98	0.98	0.34	41.00
35.63	28.75	2,381,822	1.01	0.99	0.48	28.27
28.86	(6.64)	1,752,821	1.02	0.99	0.71	31.52
32.07	15.79	2,021,276	1.01	0.99	0.83	33.27
28.87	16.07	1,490,587	1.01	0.99	0.75	18.81

40.87	15.16	4,211,267	0.76	0.75	0.58	41.00
35.68	29.02	2,692,990	0.75	0.75	0.77	28.27
28.90	(6.39)	1,073,093	0.75	0.75	0.95	31.52
32.11	16.04	780,372	0.75	0.75	1.09	33.27
28.90	16.28	285,182	0.80	0.80	0.95	18.81

48.31	27.42	2,238,344	0.94	0.94	0.75	52.77
38.18	33.29	2,737,805	0.97	0.95	0.73	57.29
28.87	(13.49)	2,758,361	0.95	0.95	1.04	70.96
37.18	19.81	4,185,857	0.92	0.92	0.94	43.21
32.99	21.42	2,507,515	0.97	0.95	0.64	34.08

48.36	27.72	1,025,590	0.73	0.71	0.96	52.77
38.19	33.57	1,104,181	0.71	0.71	0.97	57.29
28.89	(13.25)	939,280	0.72	0.72	1.25	70.96
37.21	20.03	1,031,525	0.72	0.72	1.12	43.21
33.01	21.68	295,317	0.74	0.74	0.80	34.08

Annual Report • 2020

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Mid Cap Growth Fund – Investor Shares
2020	$50.47	$(0.02)	$14.19	$14.17	$(0.06)	$(3.14)	$(3.20)
2019	40.54	0.29	11.77	12.06	(1.28)	(0.85)	(2.13)
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
2017	44.97	0.46	6.68	7.14	(0.45)	(3.39)	(3.84)
2016	40.46	0.37	5.06	5.43	(0.36)	(0.56)	(0.92)
Parnassus Mid Cap Growth Fund – Institutional Shares
2020	50.43	0.05	14.21	14.26	(0.06)	(3.14)	(3.20)
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	(3.91)
2016	40.45	0.43	5.06	5.49	(0.43)	(0.56)	(0.99)
Parnassus Fixed Income Fund – Investor Shares
2020	17.05	0.29	1.05	1.34	(0.28)	(0.10)	(0.38)
2019	15.92	0.37	1.15	1.52	(0.39)	-	(0.39)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	-	(0.43)
2017	16.42	0.37	0.14	0.51	(0.39)	-	(0.39)
2016	16.44	0.34	0.06	0.40	(0.36)	(0.06)	(0.42)
Parnassus Fixed Income Fund – Institutional Shares
2020	17.04	0.33	1.06	1.39	(0.32)	(0.10)	(0.42)
2019	15.92	0.41	1.14	1.55	(0.43)	-	(0.43)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	-	(0.47)
2017	16.41	0.41	0.14	0.55	(0.42)	-	(0.42)
2016	16.44	0.38	0.04	0.42	(0.39)	(0.06)	(0.45)

Annual Report • 2020

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$61.44	28.61%	$860,120	0.83%	0.83%	(0.05)%	82.46%
50.47	29.82	803,731	0.84	0.84	0.60	43.61
40.54	(9.73)	685,715	0.85	0.85	1.06	47.26
48.27	16.08	923,262	0.84	0.84	0.96	37.45
44.97	13.46	775,818	0.86	0.86	0.90	41.70

61.49	28.81	218,962	0.68	0.68	0.09	82.46
50.43	29.98	182,443	0.68	0.68	0.76	43.61
40.52	(9.57)	154,445	0.69	0.69	1.21	47.26
48.25	16.25	162,414	0.69	0.69	1.11	37.45
44.95	13.59	78,313	0.71	0.71	1.04	41.70

18.01	7.91	233,496	0.74	0.68	1.61	37.77
17.05	9.63	160,158	0.87	0.68	2.22	53.98
15.92	(1.12)	157,213	0.86	0.68	2.64	46.43
16.54	3.10	182,161	0.82	0.68	2.25	38.48
16.42	2.42	193,440	0.80	0.68	2.04	39.47

18.01	8.19	163,671	0.55	0.45	1.81	37.77
17.04	9.82	69,923	0.45	0.45	2.44	53.98
15.92	(0.89)	58,293	0.45	0.45	2.90	46.43
16.54	3.37	47,365	0.47	0.47	2.46	38.48
16.41	2.55	20,733	0.49	0.49	2.22	39.47

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) Parnassus Investments has contractually limited expenses to an annualized rate of 0.95% for the Parnassus Endeavor Fund – Investor Shares, 0.99% for the Parnassus Mid Cap Fund – Investor Shares, 0.84% for the Parnassus Mid Cap Growth Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) Parnassus Investments has contractually limited expenses to an annualized rate of 0.71% for the Parnassus Endeavor Fund – Institutional Shares, 0.75% for the Parnassus Mid Cap Fund – Institutional Shares, 0.68% for the Parnassus Mid Cap Growth Fund – Institutional Shares and 0.45% for the Parnassus Fixed Income Fund – Institutional Shares.

Annual Report • 2020

Additional Information (unaudited)

Board of Trustees and Officers

Independent Trustees§				Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler	Kay Yun	Jerome L. Dodson
Age	66	72	57	77
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	Lead Independent Trustee and Chairperson	Trustee, Audit Committee Chairperson	Trustee	Retired as Trustee effective as of December 31, 2020
Term of Office and Length of Service	Indefinite.* Since 2013.	Indefinite.* Since 2012.	Indefinite.* Since 2017.	As Trustee, from 1992 for Parnassus Income Funds and from 1984 for the Parnassus Funds to December 31, 2020. As Chairperson of the Board and Chief Executive Officer, from 2017 to December 31, 2020. President of the Parnassus Funds and the Parnassus Income Funds from their inceptions to 2017. Director and Chairperson of Parnassus Investments since 1984. President of Parnassus Investments from 1984 to 2017.
Principal Occupation(s) During Past 5 Years	Director of CVS Health Corporation since 2015. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	Independent Trustee, FAM Funds, since 2012. Previously employed by Investment Company Institute from 1986 to 2012, serving as Vice President, Operations & Continuing Education from 1993 to 2012.	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently a trustee at both the American Conservatory Theater and the San Francisco University High School.	Portfolio Manager of Parnassus Investments from 1984 to December 31, 2020. Director of Parnassus Investments since 1984. Chief Executive Officer of Parnassus Investments from 1984 to 2018. President of Parnassus Investments from 1984 to 2017.
Portfolios in the Fund Complex Overseen by Trustee	Five	Five	Five	Five
Other Directorships Held by Trustee	CVS Health Corporation	FAM Funds	None	None

§ “Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

† An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

* Subject to the mandatory retirement age for independent Trustees.

Additional information about the Funds’ Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and

Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Annual Report • 2020

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

Officers§
Name	Benjamin E. Allen	Marc C. Mahon	Todd C. Ahlsten	John V. Skidmore II	Downey H. Blount
Age	43	43	48	55	50
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	President	Executive Vice President and Treasurer	Vice President	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Assistant Secretary
Term of Office and Length of Service	Indefinite. President since 2017. Interested Trustee effective January 1, 2021.	Indefinite. Since 2007. As Executive Vice President since 2017.	Indefinite. Since 2001.	Indefinite. Since 2008.	Indefinite. Since 2015.
Principal Occupation(s) During Past 5 Years	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017. Co-Portfolio Manager of Parnassus Core Equity Fund since 2012.	Chief Operating Officer of Parnassus Investments since 2018. Chief Financial Officer of Parnassus Investments since 2007.	Portfolio Manager of Parnassus Core Equity Fund since 2001. Chief Investment Officer of Parnassus Investments since 2007.	Chief Compliance Officer of Parnassus Investments since 2008.	Deputy Chief Compliance Officer of Parnassus Investments since 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to 2019. Senior Compliance Officer of Parnassus Investments from 2014 through 2018.

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Annual Report • 2020

Additional Information (unaudited) (continued)

Federal Income Tax Information

For the year ended December 31, 2020, the following percentages of ordinary income distributed by the

Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Core Equity Fund	100.00%	100.00%
Parnassus Mid Cap Fund	100.00%	100.00%
Parnassus Endeavor Fund	100.00%	100.00%
Parnassus Mid Cap Growth Fund	49.25%	49.25%
Parnassus Fixed Income Fund	4.47%	4.98%

Tax information unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2020:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Long-term capital gains	$1,218,946,225	$11,274,679	$22,585,957	$57,043,695	$2,152,814

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

Liquidity Risk Management Program

Rule 22e-4 of the Investment Company Act of 1940 (the “Liquidity Rule”) required that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”), which collectively are known as the Parnassus Funds (the “Funds”), approve a liquidity risk management program (the “Liquidity Program”) for the Funds. The purpose of the Liquidity Program is to assess and manage the Funds’ liquidity risk, which is the risk that the Funds would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Funds. The Trustees designated a Liquidity Risk Management Committee as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Trustees in advance of its meeting on March 24, 2020. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The report covered the period from March 1, 2019, through February 28, 2020 (the “Review Period). The Trusts’

executive vice president and principal accounting officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program, and considered, among other items, the following:

1.

The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Funds have historically been able to meet requests to redeem Fund shares without significant dilution to the Funds’ remaining shareholders, and the Program Administrator expects the Funds to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.

The Funds hold assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Funds or adopt policies and procedures for responding to a highly liquid investment minimum shortfall.

Annual Report • 2020

Additional Information (unaudited) (continued)

3.

The Program Administrator did not make any material changes to the Liquidity Program during the Review Period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Funds.

4.

The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the Review Period.

Annual Report • 2020

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Investment Adviser

Parnassus Investments

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

Deloitte and Touche LLP

695 Town Center Drive, Suite 1000

Costa Mesa, CA 92626

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

       Sign up for electronic delivery of prospectuses, shareholder reports and account statements at www.parnassus.com/gopaperless

       If you do not hold your account directly with Parnassus, please contact the firm that holds your account to inquire about electronic delivery.

1 Market Street, Suite 1600 San Francisco, CA 94105^(800)  999-3505^www.parnassus.com

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2020. During the fiscal year ending December 31, 2020 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he had worked since 1986 and had served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler has been a trustee of the Fenimore Asset Management (FAM) Funds since 2012. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2019 and 2020 were $158,991 and $152,504 respectively and the Parnassus Income Funds fiscal year ended December 31, 2019 and 2020 were $139,914 and $153,781 respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant’s investment advisor for the Parnassus Investments fiscal years ended December 31, 2019 and 2020 were $20,700 and 21,300 respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2019 and 2020 were $23,561 and $21,178 respectively and the Parnassus Income Funds fiscal years ended December 31, 2019 and 2020 were $15,707 and $13,156 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $— and $— for the Parnassus Funds fiscal years ended December 31, 2019 and 2020, respectively and $— and $— for the Parnassus Income Funds fiscal years ended December 31, 2019 and 2020, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 5, 2021	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 5, 2021

	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: February 5, 2021

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer